UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )
  ___________________________________

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
PLBY GROUP, INC.
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PLBY GROUP, INC.
10960 Wilshire Blvd., Suite 2200
Los Angeles, CA 90024

April [●], 2025

DEAR STOCKHOLDER:

It is my pleasure to invite you to attend the 2025 Annual Meeting of Stockholders of PLBY Group, Inc. (the “Annual Meeting”). The Annual Meeting will be held virtually on June 16, 2025, at 1:00 p.m., Eastern Time. You may attend the virtual Annual Meeting and vote your shares electronically during the meeting via live audio webcast by visiting www.virtualshareholdermeeting.com/PLBY2025. If you will not attend the Annual Meeting virtually, you may also vote online, by telephone or by mail prior to the Annual Meeting.

The enclosed Notice of 2025 Annual Meeting of Stockholders and Proxy Statement describes the proposals to be considered and voted upon at the Annual Meeting.

Whether or not you plan to attend the virtual Annual Meeting, it is important that you be represented. To ensure that your vote will be received and counted, please vote online, by telephone or by mail by following the instructions included with the Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) that will be provided to you, or promptly sign, date and return the proxy card in the postage-paid envelope (which will be provided to those stockholders who request to receive paper copies of these materials by mail).

On behalf of the Board of Directors and senior management, I would like to express our appreciation for your support and interest in PLBY Group, Inc. I look forward to your engagement with the Annual Meeting.

Sincerely,

Ben Kohn
Chief Executive Officer & President

Important Notice of Internet Availability for the Annual Meeting to be held on June 16, 2025.
This year we will take advantage of the rules of the U.S. Securities and Exchange Commission that allow us to furnish our proxy materials over the Internet. As a result, we are sending a Notice of Internet Availability to our stockholders rather than a full paper set of the proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials on the Internet, as well as instructions on how stockholders may obtain a paper copy of our proxy materials. This process helps the environment and substantially reduces the costs associated with printing and distributing our proxy materials. To make it easier for you to vote, Internet and telephone voting are available. The instructions on the Notice of Internet Availability or, if you received a paper copy of the proxy materials, the proxy card, describe how to use these convenient services.

NOTICE OF 2025 ANNUAL MEETING OF PLBY GROUP, INC. STOCKHOLDERS

TO THE STOCKHOLDERS OF PLBY GROUP, INC.:
The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of PLBY Group, Inc. (the “Company”) will be held on June 16, 2025, at 1:00 p.m., Eastern Time. The Company has adopted a virtual format for the Annual Meeting to provide a safe, consistent and convenient experience to all stockholders regardless of location. You may attend the virtual meeting by visiting www.virtualshareholdermeeting.com/PLBY2025.

The Annual Meeting is being held for the following purposes:

1.To elect two Class II directors (Juliana F. Hill and György Gattyán) to the Company’s Board of Directors;
2.To approve, for purposes of Nasdaq Listing Rule 5635(b), the issuance by the Company of 16,956,842 shares of Common Stock, par value $0.0001 per share (the “Common Stock”), at a sale price of $1.50 per share to The Million S.a.r.l. (the “Purchaser”), pursuant to the terms of the Securities Purchase Agreement, dated December 14, 2024, by and between the Company and the Purchaser (the “Nasdaq Proposal”);
3.To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of Common Stock from 150,000,000 to 400,000,000 (the “Share Increase Proposal”);
4.To approve an amendment to the Charter to change the Company’s name to “Playboy, Inc.” (the “Name Change Proposal”);
5.To ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;
6.To hold an advisory, non-binding vote to approve the compensation of the Company’s named executive officers; and
7.To consider and vote upon the proposal to adjourn or postpone the Annual Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Nasdaq Proposal, the Share Increase Proposal and/or the Name Change Proposal.

You may vote on these matters directly or by proxy. Whether or not you plan to virtually attend the Annual Meeting, the Company asks that you vote by one of the following methods to ensure that your shares will be represented at the meeting in accordance with your wishes:

•Vote online by going to www.proxyvote.com and following the instructions on the website;

•Vote by phone by calling the toll-free telephone number 1-800-690-6903 and following the recorded instructions; or

•Vote by mail, by completing and returning a proxy card in the addressed stamped envelope (which will be provided to those stockholders who request to receive paper copies of proxy materials by mail).

Only stockholders of record at the close of business on April 21, 2025 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the meeting.

As permitted by the Securities and Exchange Commission (“SEC”), the Company is providing access to its proxy materials online under the SEC’s “notice and access” rules. As a result, unless you previously requested electronic or paper delivery on an ongoing basis, the Company is mailing to its stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) instead of a paper copy of the proxy statement and a form of proxy card or voting instruction card. The Notice of Internet Availability contains instructions on how to access such proxy materials online. The Notice of Internet Availability also instructs you on how you may authorize a proxy to vote your shares over the Internet, how you can receive a paper copy of the proxy materials through the mail and how you can enroll in e-delivery. This distribution process is more resource and cost-efficient. The Notice of Internet Availability is first being mailed, and the proxy materials are expected to be made available, to the Company’s stockholders on or about [●], 2025.

Important Notice of Internet Availability for the Annual Meeting to be held on June 16, 2025. The Notice of Internet Availability and the proxy materials for the Annual Meeting are available through the Internet at www.proxyvote.com. If you received proxy materials for the Annual Meeting via email, the email contains voting instructions and links to the proxy statement for the Annual Meeting on the Internet.

YOUR VOTE IS IMPORTANT. Whether or not you plan to virtually attend the Annual Meeting, PLBY Group, Inc. urges you to submit your vote via the Internet, telephone or mail.

By Order of the Board of Directors of PLBY Group, Inc.:

Chris Riley
General Counsel and Secretary

April [●], 2025

PLBY Group, Inc.
___________________________________
Proxy Statement
___________________________________

PROXY STATEMENT
OF
PLBY GROUP, INC.

GENERAL INFORMATION

This Proxy Statement and the enclosed form of proxy card are being furnished to you in connection with the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of PLBY Group, Inc. (“PLBY,” “we,” “us,” “our,” or the “Company”). The Annual Meeting will be held on June 16, 2025, at 1:00 p.m., Eastern Time. The Annual Meeting will be held virtually via live audio webcast. You may attend the virtual Annual Meeting and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/PLBY2025. This Proxy Statement and the accompanying notice and form of proxy (the “proxy materials”) are first being made available on or about [●], 2025 to stockholders of record with respect to our Common Stock at the close of business on April 21, 2025 (the “Record Date”).

At the Annual Meeting, you will be asked to consider and vote in the election of two directors; to approve, for purposes of Rule 5653(b) (“Nasdaq Listing Rule 5635(b)”) of The Nasdaq Stock Market LLC (“Nasdaq”), the issuance by the Company of 16,956,842 shares of its common stock, par value $0.0001 per share (the “Common Stock”), at a sale price of $1.50 per share to The Million S.a.r.l. (the “Purchaser”), pursuant to the terms of the Securities Purchase Agreement, dated December 14, 2024 (the “Additional Purchase Agreement”), by and between the Company and the Purchaser (the “Nasdaq Proposal”); to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of Common Stock from 150,000,000 to 400,000,000 (the “Share Increase Proposal”); to approve an amendment to the Charter to change the Company’s name to “Playboy, Inc.” (the “Name Change Proposal”); to ratify BDO USA, P.C. (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers (“Say-on-Pay”). At the Annual Meeting, you will also be asked to consider and vote on a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Nasdaq Proposal, Share Increase Proposal and/or the Name Change Proposal at the time of the Annual Meeting (the “Adjournment Proposal”). If any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy card will have discretionary authority to vote on that matter.

We are furnishing proxy materials to our stockholders over the Internet, and providing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) by mail. We believe that this process expedites stockholders’ receipt of proxy materials while lowering the costs and reducing the environmental impact of our Annual Meeting. The Notice of Internet Availability is first being mailed to stockholders of the Company on or about [●], 2025. Our Board of Directors (the “Board”) has fixed the close of business on April 21, 2025 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Except as set forth herein, only holders of Common Stock of record at the close of business on April 21, 2025 will be entitled to notice of, and to vote at, the Annual Meeting.

You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice of Internet Availability. Instead, the Notice of Internet Availability will instruct you on how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability also instructs you on how you may submit your proxy via the Internet, telephone or mail. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

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Your proxy is being solicited by our Board. Your proxy may be revoked by written notice to our Secretary at our headquarters at any time before being voted. You may also revoke your proxy by submitting a proxy with a later date, entering a new vote by Internet or by telephone or by voting during your virtual attendance at the Annual Meeting. To vote online, please go to www.proxyvote.com and follow the instructions on the website. To vote by telephone, please call the toll-free telephone number 1-800-690-6903 and follow the recorded instructions. To vote by mail, please sign, date and return the proxy card in the postage-paid envelope (which will be provided to those stockholders who request to receive paper copies of these materials by mail). Votes submitted online or by mail must be received by 11:59 p.m., Eastern Time, on June 15, 2025. Submitting your vote online, by telephone or by mail will not affect your right to vote virtually during the Annual Meeting, if you choose to do so. Proxies that are properly delivered to us and not revoked before the closing of the polls during the Annual Meeting will be voted for the proposals described in this Proxy Statement in accordance with the instructions set forth in the Notice of Internet Availability. Your virtual presence at the Annual Meeting does not of itself revoke your proxy.

Attendance at the Annual Meeting
The Annual Meeting will be held entirely online. Stockholders of record as of the Record Date will be able to attend and participate in the Annual Meeting online by accessing www.virtualshareholdermeeting.com/PLBY2025. To join the Annual Meeting you will need to have your 16 digit control number, which is included in your Notice of Internet Availability and proxy card. Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Annual Meeting or in the event of any technical difficulties during the Annual Meeting.

Access to the Audio Webcast of the Annual Meeting
The live audio webcast of the Annual Meeting will begin promptly at 1:00 p.m. Eastern Time, on June 16, 2025. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to the start time.

Log in Instructions
To attend the online Annual Meeting, log in at www.virtualshareholdermeeting.com/PLBY2025. Stockholders will need their 16-digit control number, which appears on the notice and the instructions that accompanied the proxy materials. If you do not have a control number, please contact your broker, bank, or other nominee as soon as possible, so that you can be provided with a control number and gain access to the meeting.

Annual Meeting Technical Assistance
There will be a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number provided on the virtual meeting website at www.virtualshareholdermeeting.com/PLBY2025.

Availability of Live Audio Webcast to Team Members and Other Constituents
The live audio webcast will be available to not only our stockholders but also our team members and other constituents.

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Securities Entitled to Vote

Only stockholders of record at the close of business on the Record Date are entitled to notice of the Annual Meeting. Such stockholders may vote shares held by them at the close of business on the Record Date at the Annual Meeting, except that, consistent with Nasdaq rules, the Purchaser will be unable to cast a vote for any of its shares of Common Stock with respect to the Nasdaq Proposal (Proposal No. 2). As of the close of business on the Record Date, there were 93,940,964 shares of our Common Stock outstanding held by 79 holders of record. Except for the Purchaser solely with respect to the Nasdaq Proposal, each share of Common Stock is entitled to one vote per share on each proposal to be considered by our stockholders.

Beneficial owners of shares are also invited to attend the Annual Meeting virtually and may vote their shares electronically during the Annual Meeting by following the instructions posted at www.virtualshareholdermeeting.com/PLBY2025.

Stockholder of Record. If your Common Stock shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the “stockholder of record” with respect to those shares. As a stockholder of record, you may vote electronically during the Annual Meeting or vote by proxy in advance of the Annual Meeting. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote on the Internet as instructed in the Notice of Internet Availability that is mailed to you, by calling the toll-free telephone number 1-800-690-6903 and following the recorded instructions, or by proxy by mail, if you request a printed proxy card, to ensure your vote is counted.

Beneficial Owner. If your Common Stock shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent on how to vote the shares in your account. Your brokerage firm, bank, or other agent will not be able to vote in the election of directors, on the Nasdaq Proposal, on the Say-on-Pay proposal or on the Adjournment Proposal unless they have your voting instructions, as these are considered non-routine matters and broker discretionary voting on these matters is prohibited, so it is very important that you indicate your voting instructions to the institution holding your shares. Beneficial owners of shares are also invited to attend the Annual Meeting virtually and may vote their shares electronically during the Annual Meeting.

Matters Scheduled for a Vote
There are seven matters scheduled for a vote:
•Proposal 1: To elect a total of two director nominees;
•Proposal 2: To approve the Nasdaq Proposal;
•Proposal 3: To approve the Share Increase Proposal;
•Proposal 4: To approve the Name Change Proposal;
•Proposal 5: To ratify the selection of BDO as our independent registered public accounting firm for our fiscal year ending December 31, 2025;
•Proposal 6: To hold an advisory, non-binding vote to approve the compensation of our named executive officers; and
•Proposal 7: To approve the Adjournment Proposal.

Aside from the proposals listed above, our Board knows of no other matters to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, shares represented by all proxies received by our Board will be voted with respect thereto in accordance with the judgment of the persons appointed as proxy holders.

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Board Voting Recommendation
Our Board unanimously recommends that you vote your shares:
•“FOR” the election of both director nominees;
•“FOR” the Nasdaq Proposal;
•“FOR” the Share Increase Proposal;
•“FOR” the Name Change Proposal;
•“FOR” the ratification of the selection of BDO as our independent registered public accounting firm for our fiscal year ending December 31, 2025;
•“FOR” the approval, on an advisory, non-binding basis, of the compensation of our named executive officers; and
•“FOR” the Adjournment Proposal.

How to Vote
For Proposal 1, you may vote “FOR” all directors or “Withhold Authority” with respect to certain or all director nominees.
For Proposal 2, you may vote “FOR”, “Against” or abstain from voting with respect to the Nasdaq Proposal.
For Proposal 3, you may vote “FOR”, “Against” or abstain from voting with respect to the Share Increase Proposal.
For Proposal 4, you may vote “FOR”, “Against” or abstain from voting with respect to the Name Change Proposal.
For Proposal 5, you may vote “FOR”, “Against” or abstain from voting with respect to the ratification of BDO as our independent registered public accounting firm.
For Proposal 6, you may vote, on an advisory basis, “FOR”, “Against” or abstain from voting with respect to the compensation of our named executive officers.
For Proposal 7, you may vote “FOR”, “Against” or abstain from voting with respect to the Adjournment Proposal.
The procedures for voting are outlined below.
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of the Record Date, you may vote during the Annual Meeting by attending the Annual Meeting online and following the instructions posted at www.virtualshareholdermeeting.com/PLBY2025, by proxy over the Internet, by telephone or by mail. If your proxy is properly executed in time to be voted at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the instructions you provide. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting virtually and vote electronically during the Annual Meeting if you have already voted by proxy.
1.To vote during the Annual Meeting, follow the instructions posted at www.virtualshareholdermeeting.com/PLBY2025. You will need the 16-digit control number included on your Notice of Internet Availability or your proxy card (if you received a paper copy of the proxy materials) or an email if one was sent to you to obtain your records and to vote.
2.To vote on the Internet, go to www.proxyvote.com and follow the instructions on the website. You will need the 16-digit control number included on your Notice of Internet Availability or your proxy card (if you received a paper copy of the proxy materials) or an email if one was sent to you to obtain your records and to vote.

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3.To vote by telephone, please call the toll-free telephone number 1-800-690-6903 and follow the recorded instructions. You will need the 16-digit control number included on your Notice of Internet Availability or your proxy card (if you received a paper copy of the proxy materials) or an email if one was sent to you to obtain your records and to vote.
4.To vote by mail, sign, date and return the proxy card in the postage-paid envelope (which will be provided to those stockholders who request to receive paper copies of these materials by mail) to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
    Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a notice and voting instructions from that organization rather than from us. Simply follow the instructions to ensure that your vote is counted.
Beneficial owners may also vote their shares electronically during the Annual Meeting by following the instructions posted at www.virtualshareholdermeeting.com/PLBY2025. You will need the 16-digit control number included on the notice and voting instructions received from your broker, bank or other agent.
We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Vote Required

In accordance with our Amended and Restated Bylaws (our “Bylaws”), the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions from voting on a proposal by a stockholder at the Annual Meeting, as well as broker non-votes, will be considered for purposes of determining the number of total votes present at the Annual Meeting for quorum purposes.

The affirmative vote of a plurality of the total votes cast for directors at the Annual Meeting is necessary to elect a director. No cumulative voting is permitted. The two nominees receiving the highest number of votes cast “FOR” will be elected. You may vote for both the director nominees, withhold authority to vote your shares for both director nominees or withhold authority to vote your shares with respect to any one of the director nominees. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker non-votes will have no effect on the election of the nominees.

The affirmative vote of a majority of the voting power of the votes cast by stockholders present or represented at the Annual Meeting is required to approve the Nasdaq Proposal. The total number of votes cast “FOR” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve the Nasdaq Proposal. Abstentions and broker non-votes will have no effect on the approval of the Nasdaq Proposal.

The affirmative vote of the holders of at least two-thirds (66⅔%) of the Company’s outstanding shares of Common Stock entitled to vote is required to approve the Share Increase Proposal. The total number of votes cast “FOR” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve the Share Increase Proposal. Abstentions and broker non-votes will have the same effect as votes “against” the Share Increase Proposal, because of the approval required by two-thirds of outstanding shares.

The affirmative vote of the holders of at least two-thirds (66⅔%) of the Company’s outstanding shares of Common Stock entitled to vote is required to approve the Name Change Proposal. The total number of votes cast “FOR” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve the Name Change Proposal. Abstentions and broker non-votes will have the same effect as votes “against” the Name Change Proposal, because of the approval required by two-thirds of outstanding shares.

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Both the Share Increase Proposal and the Name Change Proposal require approval by at least 66⅔% of the voting power of the stockholders of record as of the Record Date entitled to vote, because both such proposals require amendments to our Charter in order to become effective, and the terms of our Charter require such supermajority approval for any amendment of the Charter, including with respect to amending the name of the Company and the number of its authorized shares. Refer to the section entitled “Certain Relationships and Related Party Transactions” in this Proxy Statement for additional details on the voting standard required for Charter amendments.
The affirmative vote of a majority of the voting power of the votes cast by stockholders present or represented at the Annual Meeting is required to approve the ratification of the appointment of BDO as our independent registered public accounting firm. The total number of votes cast “FOR” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve the ratification of the appointment of BDO as our independent registered public accounting firm. Abstentions and broker non-votes will have no effect on the ratification of the appointment of BDO as our independent registered public accounting firm.
The affirmative vote of a majority of the voting power of the votes cast by stockholders present or represented at the Annual Meeting is required to approve, on an advisory, non-binding basis, the compensation of our named executive officers. The total number of votes cast “FOR” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve, on an advisory, non-binding basis, the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on the advisory approval of such Say-on-Pay proposal.

The affirmative vote of a majority of the voting power of the votes cast by stockholders present or represented at the Annual Meeting is required to approve the Adjournment Proposal. The total number of votes cast “FOR” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve the Adjournment Proposal. Abstentions and broker non-votes will have no effect on the approval of the Adjournment Proposal.

How to Obtain Proxy Materials
You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions in the Notice of Internet Availability. Instead, the Notice of Internet Availability will instruct you on how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability also instructs you how you may submit your proxy via the Internet.

How Your Proxy Will be Voted
When proxies are properly signed, dated and returned, the shares represented by the proxies will be voted in accordance with the instructions of the stockholder. If no specific instructions are given, you give authority to Marc Crossman and Chris Riley to vote the shares in accordance with the recommendations of our Board as described above. If any director nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.

How to Change Your Vote After Submitting Your Proxy
You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:
1.A duly executed proxy card with a later date or time than the previously submitted proxy;
2.A written notice that you are revoking your proxy to our Secretary, Chris Riley, care of PLBY Group, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024; or
3.A later-dated vote on the Internet or by telephone, or by a ballot cast online during the Annual Meeting (simply virtually attending the Annual Meeting will not, by itself, revoke your proxy).

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If you are a beneficial owner, you may revoke your proxy by submitting new instructions to your broker, bank, or other agent, or if you have received a proxy from your broker, bank, or other agent giving you the right to vote your shares at the Annual Meeting, by attending the meeting virtually and voting during the meeting.

Costs of Proxy Solicitation Borne by the Company
We will pay all the costs of preparing, mailing and soliciting proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our Common Stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated. In addition, we have retained Okapi Partners, LLC (“Okapi”) to assist us in the solicitation of proxies for a fee of $12,500 plus out-of-pocket expenses and certain other potential solicitation and related expenses, and we will indemnify Okapi with respect to information provided by us to Okapi. You may contact Okapi as set forth below:
Okapi Partners, LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720
Stockholder and All Others Call Toll-Free: (855) 208-8902
E-mail: info@okapipartners.com

How to Submit Stockholder Proposals for Next Year’s Annual Meeting
Our Bylaws, which were filed as Exhibit 3.2 to our Annual Report on Form 10-K for the year ended December 31, 2024, and are available via the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov, require that PLBY be furnished with written notice with respect to:
•the nomination of a person for election as a director, other than a person nominated by or at the direction of the Board; and
•the submission of a proposal, other than a proposal submitted by or at the direction of the Board, at a meeting of stockholders.
Under our Bylaws, timely written notice of stockholder nominations and business proposals to the Board pursuant to Article II, Section 8 of our Bylaws must be delivered to PLBY generally not later than 90 days nor earlier than 120 days prior to the first anniversary of the preceding year’s annual meeting. Accordingly, any eligible stockholder who wishes to have a nomination or business proposal considered at the 2026 annual meeting of PLBY stockholders must deliver a written notice (containing the information specified in our Bylaws regarding the stockholder and the proposed nominee or business proposal) to PLBY between February 16, 2026 and March 18, 2026.
In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order for any proposal of a stockholder to be considered for inclusion in our notice of meeting, proxy statement and proxy relating to the 2026 annual meeting of PLBY stockholders, the proposal must be received by our Secretary by December 31, 2025.
In addition to satisfying the foregoing requirements, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide timely notice to us that sets forth the information required by Rule 14a-19 under the Exchange Act, with such notice being postmarked or transmitted electronically to our Secretary, Chris Riley, care of PLBY Group, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024. To the extent that any information required by Rule 14a-19 is not required under our Bylaws to be included with your notice, we must receive such additional information by April 17, 2026.

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Householding
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, service providers that deliver our communications to stockholders may deliver a single copy of our Notice of Internet Availability or Proxy Statement to multiple stockholders sharing the same address, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate notices and/or proxy cards. This householding procedure reduces our printing costs and postage fees.
We will deliver promptly upon written or oral request a separate copy of our Notice of Internet Availability, Proxy Statement or Proxy Card, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered. Please contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department to request a separate copy of our Notice of Internet Availability, Proxy Statement or Proxy Card.
If you are eligible for householding, but you and other stockholders with whom you share an address currently receive multiple copies of our annual reports, proxy statements and/or notices of internet availability of proxy materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of our Proxy Statement or Notice of Internet Availability for your household, please contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.

How to Obtain the Results of Voting at the Annual Meeting
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us within four business days following the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will file an additional Current Report on Form 8-K to publish the final voting results within four business days of such final voting results being made available to us.

Our Mailing Address
Our mailing address is PLBY Group, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS
The Company’s business affairs are managed under the direction of our Board. The Board consists of six members, as set forth below (with director nominees for election at this year’s Annual Meeting in bold).

Name	Age	Position
Ben Kohn	51	Chief Executive Officer, President, and Director
Suhail Rizvi	59	Director (Chairman of the Board)
György Gattyán	54	Director
Juliana F. Hill	56	Director
Tracey Edmonds	58	Director
James Yaffe	64	Director
The Board is divided into three classes: Class I, Class II and Class III, with only one class of directors being elected in each year and each class serving a three-year term. Our stockholders will elect two directors in one class at this year’s Annual Meeting, as follows:
•Class II, which consists of Mr. György Gattyán and Ms. Juliana F. Hill, each of whom is subject to re-election for a new term that will expire at the Company’s annual meeting of stockholders to be held in 2028.
Mr. Gattyán and Ms. Hill are referred to in this proxy statement as the “nominees”. Upon their election to the Board, the nominees will serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified. The Board’s Class I directors, consisting of Messrs. Kohn and Rizvi, and Class III directors, consisting of Ms. Edmonds and Mr. Yaffe, are not up for reelection. The Class I directors’ terms will expire at the Company’s annual meeting of stockholders to be held in 2027. The Class III directors’ terms will expire at the Company’s annual meeting of stockholders to be held in 2026.
The affirmative vote of a plurality of the total votes cast for directors is necessary to elect each nominee as a director. This means that the two nominees who receive the most votes will be elected to the two open directorships, even if they get less than a majority of the votes cast. Each nominee has consented to his or her nomination and has advised us that he or she intends to serve if elected. If at the time of the Annual Meeting one or more of the nominees have become unable to serve: (i) shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees; or (ii) the Board may, in accordance with our Bylaws, reduce the size of the Board or may leave a vacancy until a nominee is identified. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the election of György Gattyán and Juliana F. Hill as Class II directors.
The following is a brief biography of each nominee for director and a discussion of the specific experience, qualifications, attributes, or skills for each nominee that led the Corporate Governance and Nominating Committee of the Board (the “CGN Committee”) to recommend that person as a nominee for director as of the date of this proxy statement.
György Gattyán was appointed to the Board in February 2025. Mr. Gattyán currently serves as the Class A Manager and Chief Executive Officer of Docler Holding S.a.r.l. (“Docler Holding”), a multinational information technology, media and entertainment company he founded in 2013 and is headquartered in Luxembourg. Docler Holding is the parent company of Byborg Enterprises SA (“Byborg”), which is the Company’s largest licensee and primarily focused on the development and operation of live streaming websites, including the webcam platform LiveJasmin, which Mr. Gattyán founded in 2001. Since 2016, he has also served as the joint owner, co-founder and Vice President of Federation Internationale de Teqball (FITEQ), the governing body presiding over teqball, a sport Mr. Gattyán co-created in 2014. In addition, since 2021, Mr. Gattyán has served as the Chairman of the Board of Trustees of each of the Gattyán Foundation and Docler Foundation, which provide support to disadvantaged children living in state care and engage in a range of other philanthropic endeavors, respectively. Since 2011, he has been the Co-Founder and Patron of the Junior Prima Primissima Foundation, which gives out the Junior Prima Award for Hungarian folk art and public education, and the founder of the “Docler Holding New Generation” Gábor Dénes Award, sponsoring young talents with singular achievements and quality works in the field of science. Mr. Gattyán holds degrees from Kodolányi János University and Semmelweis University.

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We believe Mr. Gattyán’s experience as an entrepreneur, digital technology executive and as a director and chairperson of multiple organizations qualifies him to serve on the Board and to provide management and operational advice to the Board.
Juliana F. Hill has served as a director of the Company since March 2022. Ms. Hill is the founder and Manager of JFH Consulting LLC, which provides financial and strategic advisory services and was founded in 2013. Since 2020, Ms. Hill has also served as a director of National Cinemedia, Inc. (Nasdaq: NCMI), the largest cinema advertising network in the United States, and serves as the Chair of its Audit Committee. Previously, Ms. Hill held senior executive positions within finance at iHeartMedia, Inc., a digital media company formerly known as Clear Channel Communications, Inc., and was an audit manager at Ernst & Young LLP. Ms. Hill holds a Bachelor of Science degree in Accounting from Trinity University, and a Master of Business Administration degree from the Kellogg School of Management at Northwestern University. She is also a certified public accountant in the state of Texas.
We believe Ms. Hill’s experience as a financial executive and as a director and chairperson of a public company qualifies her to serve on our Board, to serve as chairperson of our Audit Committee and to provide guidance to our internal audit function and financial advice to our Board.
Upon the recommendation of our CGN Committee, our Board has nominated György Gattyán and Juliana F. Hill as Class II directors, to serve until the 2028 annual meeting of stockholders and until their successors have been duly elected and qualified.
Vote Required
The affirmative vote of a plurality of the total votes cast for directors at the Annual Meeting is necessary to elect a director. No cumulative voting is permitted. The two nominees receiving the highest number of votes cast “FOR” will be elected.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE NOMINEES NAMED HEREIN (PROPOSAL NO. 1).

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EXECUTIVE OFFICERS & ADDITIONAL DIRECTOR INFORMATION
Set forth below is information regarding our executive officers and those directors who are not up for election at this year’s Annual Meeting. For biographical information regarding Mr. Gattyán and Ms. Hill, please see “Proposal No. 1—Election of Directors”.

Name	Age	Position
Ben Kohn	51	Chief Executive Officer, President, and Director
Marc Crossman	53	Chief Financial Officer and Chief Operating Officer
Chris Riley	57	General Counsel and Secretary
Suhail Rizvi	59	Director (Chairman of the Board)
György Gattyán	54	Director
Juliana F. Hill	56	Director
Tracey Edmonds	58	Director
James Yaffe	64	Director
Ben Kohn has served as the Chief Executive Officer, President and a director of the Company since February 2021. Prior to that, he was the Chief Executive Officer, President and Chairman of Playboy Enterprises, Inc. (“Playboy”) since January 2018, was its interim Chief Executive Officer from May 2016 to December 2017, and served on the board of directors of Playboy since March 2011. From 2004 to December 2018, Mr. Kohn served as a Managing Partner at the private equity firm Rizvi Traverse Management, LLC (“Rizvi Traverse”), where he led the successful buyouts of major media and entertainment companies, including taking Playboy private in 2011. Prior to that, Mr. Kohn was a Vice President at Angelo, Gordon & Co., where he focused on private equity and special situations, from 1998 to 2003. Mr. Kohn started his career at Cowen & Company, where he was an analyst in the mergers and acquisitions group from 1996 to 1998. Mr. Kohn also serves on the Board for the performance rights organization, SESAC. He received a Bachelor of Science degree in management from Tulane University and a Master of Business Administration degree from Columbia University.
We believe Mr. Kohn’s tenure with, and extensive knowledge of, the Company, business experience and deep background in growth companies, mergers and acquisitions qualifies him to serve on our Board. In addition, his service as the Chief Executive Officer and as a director creates a critical link between our management and our Board.
Marc Crossman has served as the Company’s Chief Financial Officer and Chief Operating Officer since March 2023. Mr. Crossman joined the Company from Rizvi Traverse, where he was a Partner and was responsible for investment sourcing and evaluation of technology venture capital investments, from May 2021 to March 2023. Prior to that, he served as the Chief Executive Officer of RealD Me (now known as Rain Technology), a consumer electronics company, from February 2019 to April 2021. From 2015 to January 2019, Mr. Crossman worked as a consultant and managed personal investments. Previously, Mr. Crossman served as the Chief Financial Officer of Joe’s Jeans Inc. from 2003 to 2006, and its Chief Executive Officer from 2006 to 2015, during which time he built the company into a leading premium denim brand with distribution in over 30 countries, a base of retail stores across the United States, and a domestic wholesale distribution platform in over 1,000 department and specialty stores. From January 1999 until March 2003, Mr. Crossman served as a Vice President and Equity Analyst with J.P. Morgan Securities Inc. From September 1997 until January 1999, Mr. Crossman served as a Vice President and Equity Analyst with CIBC Oppenheimer Corporation. Mr. Crossman received his Bachelor of Science degree in mathematics from Vanderbilt University.

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Chris Riley has served as the Company’s General Counsel and Secretary since February 2021, and prior to that was Playboy’s General Counsel and Secretary since January 2019. From August 2014 to January 2019, Mr. Riley was General Counsel and Secretary of Machinima, Inc., helping lead Machinima through its acquisition by Warner Bros. From June 2013 through August 2014, Mr. Riley was an equity partner in the corporate group at Bingham McCutchen LLP. Mr. Riley served as an outside legal consultant from March 2011 to June 2013 to several businesses, including Playdom, Disney Interactive and The Walt Disney Company. Mr. Riley held progressively senior in-house legal positions with Ticketmaster Entertainment, Inc. from March 2005 through March 2010, ultimately serving as its General Counsel, Senior Vice President and Secretary during Ticketmaster’s successful spin-off from IAC/InterActiveCorp and Ticketmaster’s merger with Live Nation, Inc. Prior to that, between 2002 and 2005, Mr. Riley was General Counsel and Vice President of Match.com and held various legal positions within other businesses controlled by IAC from 1999 to 2002. From 1997 to 1999, Mr. Riley was an associate in the corporate group at Gibson Dunn & Crutcher LLP, and from 1995 to 1997, at Sidley Austin LLP. Mr. Riley holds a law degree from the University of California at Berkeley, School of Law and a Bachelor of Arts degree in philosophy from the University of Michigan.
Suhail Rizvi has served as a director of the Company since February 2021, and prior to that he was a director of Playboy since March 2011. Mr. Rizvi is co-founder and Chief Investment Officer of Rizvi Traverse, a private investment firm founded in 2004. Rizvi Traverse has invested over $3.5 billion in the last 20+ years in a portfolio of private companies in the media, entertainment and technology sectors. The portfolio has included investments in International Creative Management (ICM), Summit Entertainment, Playboy, Facebook, Twitter, Square, SESAC, Snapchat, Sandbox AQ, Vessel, SpaceX, Instacart and Planet Labs. Mr. Rizvi served on the Executive Board of The Wharton School of Business at the University of Pennsylvania from October 2006 to October 2019. Mr. Rizvi earned his undergraduate degree at The Wharton School of Business at the University of Pennsylvania in 1988.
We believe Mr. Rizvi’s more than 10 years as a director of Playboy and the Company, and over 27 years of private equity investing, operations and management experience, makes him well qualified to serve as the Chairman of our Board.
Tracey Edmonds has served as a director of the Company since February 2021. Ms. Edmonds has served as the Chief Executive Officer, President of Edmonds Entertainment since July 1996, through which she has produced groundbreaking and award-winning projects for television, film, music, and digital media. In 2019, Ms. Edmonds also founded the lifestyle, health and wellness media brand, AlrightNow.com for which she currently serves as Editor. From 2014 to 2017, Ms. Edmonds served as the Co-Host of ExtraTV for which she received an Emmy Award, Gracie Award, and Genie Award as Host. Previously, she served on the Board of Governors for the Producers Guild of America (PGA), where she also served as the Co-Chair for the PGA’s annual Produced By Conference for six years. She also served on the Board of Trustees for the American Film Institute and the Board of Trustees for The Recording Industry Association of America®. Ms. Edmonds is a member of the Academy of Motion Picture Arts and Sciences. She is a graduate of Stanford University and holds an Honorary Doctorate in Business from Southern University.
We believe Ms. Edmonds’ over 25 years of experience in the entertainment industry, which is highly relevant to our business, and as an entrepreneurial executive makes her well qualified as a member of our Board.
James Yaffe has served as a director of the Company since February 2021. Mr. Yaffe is the founder and Chief Executive Officer of TA:DA Holdings, LLC (“TA:DA”), an operational holding company that buys and invests in human performance companies and was founded in April 2019. TA:DA’s current active growth equity investments include Freeletics, Karat, TransfrVR, The Mighty and Yahoo. Prior to TA:DA, Mr. Yaffe was a co-founder and Chief Strategy Officer at Ziff Davis (Nasdaq: ZD), running Strategy, M&A and Business Development from November 2011 to January 2019. Ziff Davis is a leading internet information and services company consisting of a portfolio of brands including IGN, Mashable, Humble Bundle, Speedtest, PCMag, RetailMeNot, Everyday Health and What to Expect. In January 2011, Mr. Yaffe co-founded FUEL:M+C (Media+Commerce), which provides growth equity to later stage companies in digital media, commerce and data verticals, including investments in Maker Studios (sold to The Walt Disney Company), Bureau of Trade (sold to eBay Inc.), Vox, Simply Gum and Morgenstern’s Ice Cream. From 2008 to January 2011, Mr. Yaffe served as a Managing Partner of Windsor Media, which makes investments in early-stage technology-enabled media companies including Vice, Square and Scopely. Mr. Yaffe is currently on the board of directors of TheMighty and Move.one, and he is active on the Advisory Board of The Ross School of Business at the University of Michigan. Mr. Yaffe holds a Bachelor of Arts degree in economics, marketing and communications from the University of Michigan.
We believe Mr. Yaffe’s many years as an investor, consultant, executive and board member with a range of companies brings invaluable experience to our Board.

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Board Diversity Matrix
The following Board Diversity Matrix presents certain Board diversity information, as self-disclosed by our current directors. While neither the Board nor the CGN Committee has a formal written policy regarding director diversity, both the CGN Committee and the Board consider the diversity of backgrounds and experience when selecting nominees for director election and in evaluating Board composition and performance. As we pursue future Board recruitment efforts, the CGN Committee will continue to seek out candidates who can contribute to the diversity of views and perspectives of the Board. This includes seeking out individuals of diverse backgrounds and with diverse perspectives informed by other personal and professional experiences. This approach to the promotion of diversity has resulted in a group of directors, including the director nominees for the Annual Meeting, that we believe to be individuals of substantial accomplishment with demonstrated leadership capabilities, as further detailed in each director’s biography included in this Proxy Statement.

PLBY Group, Inc. Board Diversity Matrix (As of April 21, 2025)
	Tracey Edmonds	György Gattyán	Juliana F. Hill	Ben Kohn	Suhail Rizvi	James Yaffe
Gender Identity
Male		X		X	X	X
Female	X		X
Non-Binary
Did Not Disclose Gender
Demographic Background
African American or Black	X
Alaskan Native or Native American
Asian					X
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		X	X	X		X
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

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CORPORATE GOVERNANCE

Board Leadership Structure
Currently, Ben Kohn is our Chief Executive Officer and Suhail Rizvi is the Chairman of our Board. While Mr. Kohn serves as a director, the roles of our Chief Executive Officer and our Chairman of the Board are separate. Mr. Rizvi and György Gattyán, along with our three independent directors, Tracey Edmonds, Juliana F. Hill and James Yaffe, are all non-employee directors. We believe this leadership structure is best for our company and our stockholders at this time. We believe that having our Chief Executive Officer serve as a director helps facilitate good communication between management and our non-employee directors, and that our non-employee directors are able to carry out their oversight responsibilities effectively.
The composition of our Board and the relationship between management and the non-employee directors puts each director in a position to influence agendas, flow of information, and other matters. Our independent directors hold regularly scheduled meetings without management and in which only the independent directors are present. Such meetings generally are held in conjunction with regularly scheduled Board meetings and at other times as may be requested by an independent director.
Our Board believes that management speaks for the Company. While individual non-employee directors may, from time-to-time, meet or otherwise communicate with various constituencies that are involved with us, it is expected that directors would do this with the knowledge of management and, absent unusual circumstances, only at the request of management.

Board Composition
On February 11, 2025, the Board expanded the size of the Board from five to seven directors (the “Board Expansion”) and appointed György Gattyán as a new Class II director. Mr. Gattyán’s initial term will expire at the Annual Meeting, or his earlier resignation or removal. As a result of the Board Expansion and the appointment of Mr. Gattyán, the Board is currently comprised of six directors and has one vacant seat to be filled by a new independent director. Refer to the section entitled “Director Independence” below for additional information regarding independent directors.
The Board is divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class serving a three-year term. The Company’s Board is divided into the following classes:
•Class I, which consists of Mr. Ben Kohn and Mr. Suhail Rizvi, whose terms will expire at the Company’s annual meeting of stockholders to be held in 2027;
•Class II, which consists of Ms. Juliana F. Hill and Mr. György Gattyán, who are subject to re-election at the Annual Meeting for new terms that will expire at the Company’s annual meeting of stockholders to be held in 2028; and
•Class III, which consists of Ms. Tracey Edmonds and Mr. James Yaffe, whose terms will expire at the Company’s annual meeting of stockholders to be held in 2026.
At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified. This classification of the Board may have the effect of delaying or preventing changes in the Company’s control or management. The Company’s directors may be removed for cause by the affirmative vote of the holders of a majority in voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting as a single class; provided, however, that at any time when Rizvi Traverse Management, LLC (together with its affiliates, “RT”) beneficially owns collectively, in the aggregate, less than 50% in voting owner of the stock of the Company entitled to vote generally in the election of directors (as it did as of the Record Date), any such director or the entire Board may be removed only for cause and only by the affirmative vote of the holders of at least 66⅔% of the voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class. Refer also to the section entitled “Certain Relationships and Related Party Transactions” in this Proxy Statement for additional information regarding RT and any Byborg rights to Board seats.

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Board Qualifications
The CGN Committee is responsible for (a) identifying individuals qualified to become members of the Board, and (b) recommending that the Board select the director nominees for the next annual meeting or any special meeting of the Company’s stockholders, or to fill a vacancy on the Board. The CGN Committee is also responsible for periodically assessing, developing and communicating with the full Board concerning the appropriate criteria to be utilized in evaluating potential director nominees.

Qualifications for Director Nominees
The CGN Committee has established the following minimum criteria for evaluating prospective Board candidates:
•Reputation for integrity, strong moral character and adherence to high ethical standards.
•Holds or has held a generally recognized position of leadership in community and/or chosen field of endeavor, and has demonstrated high levels of accomplishment.
•Demonstrated business acumen and experience, and ability to exercise sound business judgments and common sense in matters that relate to the current and long-term objectives of the Company.
•Ability to read and understand basic financial statements and other financial information pertaining to the Company.
•Commitment to understand the Company and its business, industry and strategic objectives.
•Commitment and ability to regularly attend and participate in meetings of the Board, Board committees and stockholders, number of other company boards on which the candidate serves and ability to generally fulfill all responsibilities as a director of the Company.
•Willingness to represent and act in the interests of all stockholders of the Company, rather than the interests of a particular group.
•Good health, and ability to serve.
•For prospective non-employee directors, independence under applicable SEC and stock exchange rules, and the absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee serving as a director.
•Willingness to accept the nomination to serve as a director of the Company.
The Committee will also consider the following factors in connection with its evaluation of each prospective nominee:
•Whether the prospective nominee will generally foster a diversity of backgrounds, skills, perspectives and experiences (provided that the Company and the Board have not adopted any specific policy or criteria regarding director diversity).
•For potential audit committee members, whether the nominee possesses the requisite education, training and experience to qualify as “financially sophisticated” or the equivalent standard under applicable SEC rules, as applicable.
•For incumbent directors standing for re-election, the incumbent director’s performance during his or her term, including the number of meetings attended, level of participation, overall contribution to the Company, number of other company boards on which the director serves, and any changed circumstances affecting the individual director that may bear on his or her ability to continue to serve on the Board.
•The composition of Board and whether the prospective nominee will add to or complement the Board’s existing strengths.
For information regarding the qualifications of each of our directors, we encourage you to read their biographies set forth in this Proxy Statement.

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Family Relationships
As of the date of this Proxy Statement, there are no family relationships between any of the Company’s directors or any of its executive officers.
Director Independence
Nasdaq listing rules require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Tracey Edmonds, Juliana F. Hill and James Yaffe are each an independent director under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act. Our Chairman, Suhail Rizvi, and György Gattyán, both non-employee directors, were determined not to be independent directors, given their respective relationship with RT and Byborg, our second largest and largest stockholders, respectively, as well as due to Byborg being the Company’s largest licensee. In making these determinations, the Board considered the current and prior relationships that each non-employee director had or has with the Company and all other facts and circumstances the Board deemed relevant in determining independence, including the beneficial ownership of our Common Stock by each non-employee director, and the transactions involving them described below in the section entitled “Certain Relationships and Related Transactions”.
On February 11, 2025, the Company notified Nasdaq of the Company’s temporary noncompliance with the continued listing requirements as set forth in Nasdaq Listing Rule 5605(b) regarding the composition of the Board, because there is no longer a majority of independent directors on the Board. On February 14, 2025, the Company received a deficiency letter (the “Nasdaq Letter”) from Nasdaq, notifying the Company that the Company is not in compliance with Nasdaq Listing Rule 5605. The Company will rely on the cure period set forth in Nasdaq Listing Rule 5605(b)(1)(A) with respect to the composition of its Board, which cure period is expected to expire as of August 11, 2025. The Company is in the process of identifying a new independent director to appoint to the Board to fill the vacancy created by the Board Expansion, and the Company anticipates appointing such additional independent director within the cure period under the Nasdaq rules listed above.

Committees of the Board
The standing committees of the Board consist of an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee.
Audit Committee
Ms. Edmonds, Ms. Hill and Mr. Yaffe serve on the Audit Committee of the Board, with Ms. Hill serving as the Chairperson of the Audit Committee. The Board determined that each of these individuals qualify as independent directors according to the rules and regulations of the SEC with respect to audit committee membership. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Board also determined that Ms. Hill qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d) of Regulation S-K. The Board has adopted a written charter for the Audit Committee, which is available on our corporate website at www.plbygroup.com. The information on our website is not part of this Proxy Statement. During 2024, the Audit Committee held eight meetings and acted by unanimous written consent one time.
The Audit Committee’s duties, including those that are specified in our Audit Committee Charter, include, but are not limited to:
•reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our annual report on Form 10-K;
•discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•discussing with management major risk assessment and risk management policies, including with respect to cybersecurity matters;
•monitoring the independence of the independent auditor;

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•verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•reviewing and approving all related-party transactions;
•inquiring and discussing with management our compliance with applicable laws and regulations;
•pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•appointing or replacing the independent auditor;
•determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and
•establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.
Compensation Committee
Ms. Edmonds, Ms. Hill and Mr. Yaffe serve on the Compensation Committee of the Board, with Ms. Edmonds serving as the Chairperson of the Compensation Committee. The Board determined that each of these individuals qualify as independent directors under the applicable SEC rules and regulations and Nasdaq listing standards. The Board has adopted a written charter for the Compensation Committee, which is available on our corporate website at www.plbygroup.com. The information on our website is not part of this Proxy Statement. During 2024, the Compensation Committee held three meetings and acted by unanimous written consent two times.
Pursuant to our Compensation Committee charter, the functions of the Compensation Committee include:
•reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;
•reviewing and approving the compensation of all of our other executive officers;
•reviewing our executive compensation policies and plans;
•implementing and administering our incentive compensation equity-based remuneration plans;
•assisting management in complying with our proxy statement and annual report disclosure requirements;
•approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;
•producing a report on executive compensation to be included in our annual proxy statement; and
•reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.
The Compensation Committee charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.
Corporate Governance and Nominating Committee
Ms. Edmonds, Ms. Hill and Mr. Yaffe serve on the CGN Committee, with Mr. Yaffe serving as the Chairperson of the CGN Committee. The Board determined that each of these individuals qualify as independent directors under the applicable SEC rules and regulations and Nasdaq listing standards. The Board has adopted a written charter for the CGN Committee, which is available on our corporate website at www.plbygroup.com. The information on our website is not part of this Proxy Statement. During 2024, the CGN Committee held one meeting and acted by unanimous written consent one time.
Our CGN Committee is responsible for, among other matters:

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•identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board;
•overseeing the organization of our Board to discharge the Board’s duties and responsibilities properly and efficiently;
•identifying best practices and recommending corporate governance principles; and
•developing and recommending to our Board a set of corporate governance guidelines and principles applicable to us.
In 2024 and through the Record Date, there were no material changes to the procedures by which stockholders may recommend nominees to our Board.
Director Nominations
The CGN Committee will consider suggestions of nominees from stockholders. Stockholders may recommend individuals for consideration by complying with the requirements of the SEC rules, the Nasdaq rules, and the Bylaws. The CGN Committee will evaluate a prospective nominee suggested by any stockholder in the same manner and against the same criteria as any other prospective nominee identified by the CGN Committee from any other source. Stockholders wishing to recommend a candidate for nomination should comply with the procedures set forth in the section above entitled “How to Submit Stockholder Proposals for Next Year’s Annual Meeting”.
Communications with Directors
Interested parties may communicate with our Board or with an individual director by writing to our Board or to the particular director and mailing the correspondence to: PLBY Group, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024, Attention: Corporate Secretary. The Corporate Secretary will promptly relay to the addressee all communications that he determines require prompt attention and will regularly provide our Board with a summary of all substantive communications.

Risk Oversight
Our Board is responsible for overseeing our risk management process. Our Board focuses on our general risk management strategy, the most significant risks facing us, and will oversee the implementation of risk mitigation strategies by management. Our Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.
The Audit Committee advises on guidelines and policies with respect to risk assessment and risk management to assess and manage the Company’s exposure to risk, including with respect to cybersecurity risks. The Committee also supervises the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures. To assist the Audit Committee and the Board with their risk oversight functions, the Company’s General Counsel regularly reports to them regarding litigation matters, insurance claims, any whistleblower tips, and any incidents relating to cybersecurity and data privacy.

Code of Conduct and Ethics
The Company has adopted a code of business conduct and ethics (the “Ethics Code”) that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The Ethics Code contains general guidelines for conducting our business consistent with the highest standards of business ethics and compliance with applicable law, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. Day-to-day compliance with the Ethics Code is overseen by the Company compliance officer appointed by our Board. The Company expects that, to the extent required by law, any amendments to the Ethics Code, or any waivers of its requirements, will be disclosed on our website. The Ethics Code is available on our corporate website at www.plbygroup.com. The information on our website is not part of this Proxy Statement.

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Board Attendance
Directors are expected to attend our annual meetings of stockholders, and four of our then current Board members and director nominees attended last year’s annual meeting. During 2024, the Board held 19 meetings and acted by unanimous written consent five times, and each director attended at least 75% of the combined Board meetings and meetings of committees on which he or she served (during the period which he or she served).

DIRECTOR COMPENSATION

The PLBY Group, Inc. Non-Employee Director Compensation Policy became effective as of February 10, 2021 and was amended on April 20, 2023. Our Non-Employee Director Compensation Policy consists of both cash and equity components. We also currently reimburse our directors for their reasonable out-of-pocket expenses in connection with attending Board and committee meetings.

On April 20, 2023, the Non-Employee Director Compensation Policy was amended, in consultation with the Compensation Committee’s independent compensation consultant, Exequity LLP (“Exequity”). Under the amended policy, the annual equity grant was reduced from $200,000 in grant date value to a grant date value of $100,000, the initial equity grant in grant date value of $200,000 was eliminated, and each non-employee director will be eligible to receive an annual cash retainer of $65,000 for service on the Board. In addition, each non-employee director will be eligible to receive the following additional annual cash retainers for serving in the applicable committee role:
•Chairperson of the Audit Committee: $20,000
•Member of the Audit Committee (other than the Chairperson): $10,000
•Chairperson of the Compensation Committee: $15,000
•Member of the Compensation Committee (other than the Chairperson): $10,000
•Chairperson of the CGN Committee: $15,000
•Member of the CGN Committee (other than the Chairperson): $10,000
•Chairperson and/or Member of a Special Committee: the Board may from time award an additional retainer for non-employee directors serving on a special committee of the Board.

The annual retainers are to be paid quarterly, in arrears. In the event a non-employee director does not serve in a pertinent role for an entire calendar quarter, the applicable retainer will be prorated for the portion of such calendar quarter actually served. Non-employee directors may elect to receive vested shares of Common Stock in lieu of the foregoing cash retainers on the date on which such retainers would otherwise have been paid in cash in accordance with the terms and conditions of our equity incentive plan.

Non-employee directors are also required to retain ownership of at least 25% of the shares of Common Stock of the Company awarded to them (net of taxes) and maintain such ownership until their departure from the Board.

Director Compensation Table

The following table sets forth information concerning the compensation paid to our directors who were not named executive officers during the year ended December 31, 2024. The compensation received by Mr. Kohn as an employee of our company is presented in “Executive Compensation—Summary Compensation Table”.

Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)	Total ($)
Suhail Rizvi(1)	—	161,413	—	161,413
Tracey Edmonds	100,000	97,826	—	197,826
James Yaffe	100,000	97,826	—	197,826
Juliana F. Hill	105,000	97,826	—	202,826
György Gattyán(4)	—	—	—	—

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____________________________
(1)    Mr. Rizvi elected to receive his 2024 director cash fees through the issuance of stock awards in lieu of cash payments.
(2)    The amounts in this column include 2024 cash director fees of $25,000, $25,000 and $26,250 fees that were earned as of December 31, 2024 but not paid until the first quarter of 2025 to Ms. Edmonds, Mr. Yaffe and Ms. Hill, respectively.
(3)    The amounts in these columns reflect the aggregate grant date fair value of RSU awards, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. As of December 31, 2024, the total number of outstanding RSUs held by each non-employee director was as follows: Mr. Rizvi (117,509 RSUs), Ms. Edmonds (117,509 RSUs), Mr. Yaffe (117,509 RSUs) and Ms. Hill (123,564 RSUs), and the non-employee directors held no other outstanding stock awards or option awards. As of December 31, 2024, Mr. Rizvi had not yet been issued RSUs in respect of approximately $32,500 of his 2024 director fees, which RSUs are expected to be granted in 2025.
(4)    Mr. Gattyán was appointed to the Board in February 2025, and he received no compensation from the Company in 2024.

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OWNERSHIP OF COMMON STOCK
The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of April 21, 2025 (the Record Date) by:
•each person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of shares of our Common Stock;
•each of the named executive officers and directors of the Company; and
•all current executive officers and directors of the Company as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of April 21, 2025. Company stock issuable upon exercise of options and warrants currently exercisable or exercisable within 60 days of April 21, 2025 are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof.
The beneficial ownership of our Common Stock is based on 93,940,964 shares of our Common Stock issued and outstanding as of April 21, 2025.
Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name and Address of Beneficial Owners(1)	Number of Shares of Common Stock	% of Outstanding Shares
Greater than 5% Holders
Rizvi Traverse Management, LLC(2)	18,270,914	19.4%
The Million S.a.r.l.(3)	14,900,000	15.9%
FIG Buyer GP, LLC(4)	5,848,953	6.2%

Named Executive Officers and Directors
Ben Kohn(5)	2,594,965	2.7%
Marc Crossman(6)	152,941	*
Chris Riley(7)	400,575	*
Suhail Rizvi(2)(8)	18,270,914	19.4%
György Gattyán(3)(9)	14,900,000	15.9%
Tracey Edmonds(10)	72,501	*
Juliana F. Hill(11)	90,144	*
James Yaffe(12)	97,467	*

Current Executive Officers and Directors as a group (8 individuals)(13)	36,579,507	38.3%
*Less than 1%.
(1)Unless otherwise noted, the business address of each of the following entities or individuals is 10960 Wilshire Blvd., Suite 2200, Los Angeles California 90024.

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(2)Represents 14,311,576 shares of Common Stock held by Rizvi Traverse Management, LLC and the funds (the “funds”) it controls (collectively, “Rizvi Traverse”), 3,727,779 shares held by Rizvi Master LLC (an entity solely controlled by Mr. Rizvi), 51,434 shares held by Rizvi Interests Inc. (an entity solely controlled by Mr. Rizvi), and 180,125 shares in respect of RSUs held by Mr. Rizvi which have vested. Does not include any shares Mr. Rizvi may be entitled to receive in lieu of payment of cash director fees or any shares held solely by Mr. John Giampetroni. Mr. Rizvi and Mr. Giampetroni are the managers of Rizvi Traverse. Each of Rizvi Traverse and the funds may be deemed to be the beneficial owner of the shares of Common Stock beneficially owned by such entities, but each disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein. Each of Rizvi Traverse and Messrs. Rizvi and Giampetroni may be deemed to be the beneficial owner of the shares of Common Stock beneficially owned by Rizvi Traverse, but each disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein. The address of Rizvi Traverse and its affiliates, including Messrs. Rizvi and Giampetroni, is c/o Rizvi Traverse Management, LLC, 801 Northpoint Parkway, Suite 129, West Palm Beach, FL 33407.
(3)Consists of 14,900,000 shares of Common Stock held by The Million S.a.r.l, which is a wholly owned subsidiary of Byborg. Byborg is a subsidiary of Docler Holding. Does not include 16,956,842 shares potentially issuable pursuant to the closing of the transactions contemplated by the Additional Purchase Agreement (defined in the section “Certain Relationships and Related Party Transactions” below), which closing could occur more than 60 days after April 21, 2025. Refer to Proposal No. 2 for additional details regarding such transactions. The address of The Million S.a.r.l. and its affiliates is 44 Avenue John F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg.
(4)Represents 5,848,953 shares of Common Stock that may be deemed to be beneficially owned by FIG Buyer GP, LLC (“FIG Buyer”). FIG Buyer is the general partner of Foundation Holdco LP (“Foundation”) and may therefore be deemed to beneficially own the common stock beneficially owned thereby. Foundation is the sole member of FIG Parent, LLC (“FIG Parent”) and may therefore be deemed to beneficially own the common stock beneficially owned thereby. FIG Parent is the sole member of FINCO I LLC (“FINCO”) and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. FINCO is the sole member of FINCO I Intermediate Holdco LLC (“FINCO Intermediate”) and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. FINCO Intermediate is the sole member of Fortress Investment Group LLC (“Fortress”) and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. Fortress is the sole member of FIG Blue LLC (“FIG Blue”) and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. FIG Blue is the general partner of Fortress Operating Entity I LP (“FOE”) and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. FOE is the holder of all of the issued and outstanding membership interests of FIG LLC (“FIG LLC”) and Fortress Principal Investment Holdings IV LLC (“FPI IV”) and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. FPI IV is the managing member of Drawbridge Special Opportunities GP LLC (“DBSO GP”) and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. FIG LLC is the holder of all membership interests in Drawbridge Special Opportunities Advisors LLC (“DBSO Advisors”) and another investment advisor to certain investment funds that hold Common Stock and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. DBSO GP is the general partner of Drawbridge Special Opportunities Fund LP (“DBSO”) and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. DBSO Advisors is the investment advisor to DBSO and investment manager to an entity that holds Common Stock and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. DBSO directly holds Common Stock and is the direct or indirect holder of membership interests in certain entities that hold Common Stock and may therefore be deemed to beneficially own the Common Stock beneficially owned thereby. The address of the principal office of each of the foregoing entites is: c/o Fortress Investment Group LLC, 1345 Avenue of the Americas, 46th Floor, New York, NY 10105.

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(5)Consists of 1,208,757 shares of Common Stock held by Mr. Kohn, 75,361 shares of Common Stock held directly by Cold Springs Trust, of which Mr. Kohn is a beneficiary, 50,000 shares of Common Stock held directly by Bircoll Kohn Family Trust, for which Mr. Kohn is a trustee and a controlling person, 445,309 shares of Common Stock held directly by Woodburn Dr LP, an entity controlled by Mr. Kohn, 45,413 shares of Common Stock that Mr. Kohn has the right to acquire within 60 days of April 21, 2025 upon the settlement of RSUs and 1,340,795 shares of Common Stock that Mr. Kohn has the right to acquire within 60 days of April 21, 2025 through the exercise of options. Does not include shares beneficially owned by Rizvi Traverse, of which Mr. Kohn may have an indirect pecuniary interest of less than 1% as a result of non-controlling equity interests held by Mr. Kohn in affiliates of Rizvi Traverse, shares issuable upon the settlement of RSUs or shares issuable upon the settlement of performance-based restricted stock units (“PSUs”) that may occur more than 60 days from April 21, 2025 or shares of Common Stock that Mr. Kohn has the right to acquire through the exercise of options that will vest more than 60 days from April 21, 2025. Mr. Kohn disclaims beneficial ownership of the shares owned by Cold Springs Trust, Bircoll Kohn Family Trust and Woodburn Dr LP, except to the extent of his pecuniary interest therein.
(6)Consists of 19,608 shares of Common Stock held by Mr. Crossman’s wife and 133,333 shares of Common Stock that Mr. Crossman has the right to acquire within 60 days of April 21, 2025 upon the settlement of RSUs. Does not include shares issuable upon the settlement of RSUs that may occur more than 60 days from April 21, 2025. Mr. Crossman disclaims beneficial ownership of his wife’s shares, except to the extent of any pecuniary interest therein.
(7)Represents 185,295 shares of Common Stock held by Mr. Riley, 15,895 shares of Common Stock that Mr. Riley has the right to acquire within 60 days of April 21, 2025 upon the settlement of RSUs and 199,385 shares of Common Stock that Mr. Riley has the right to acquire within 60 days of April 21, 2025 through the exercise of stock options. Does not include shares issuable upon the settlement of RSUs, the settlement of PSUs or the vesting and exercise of stock options that may occur more than 60 days from April 21, 2025.
(8)Mr. Rizvi, a member of the Company’s Board, is a manager of Rizvi Traverse. Mr. Rizvi disclaims beneficial ownership of all shares held by Rizvi Traverse referred to in footnote (2) above, except to the extent of any pecuniary interest therein.
(9)Mr. Gattyán, a member of the Company’s Board, is a control person of The Million S.a.r.l. Mr. Gattyán disclaims beneficial ownership of all shares held by The Million S.a.r.l. referred to in footnote (3) above, except to the extent of any pecuniary interest therein.
(10)Consists of 72,501 shares of Common Stock
(11)Consists of 90,144 shares of Common Stock.
(12)Consists of 97,467 shares of Common Stock.
(13)Represents such shares of Common Stock held as of April 21, 2025 and potential stock issuable upon exercise of options or the vesting of RSUs within 60 days of April 21, 2025 as set forth in footnotes (2) through (12) above.

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Equity Compensation Plan Information
The following table provides information as of December 31, 2024 with respect to the shares of the Company’s Common Stock that may be issued under its 2018 and 2021 equity incentive plans (each defined below).

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(¹)	Weighted average exercise price of outstanding options, warrants and rights (b)(²)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(3)
Equity compensation plans approved by security holders	5,973,471	$2.12	1,194,947
Equity compensation plans not approved by security holders	—	—	—
Total	5,973,471		1,194,947
_________________________
(1)    Consists of 72,000 vested RSUs not yet settled, 3,660,581 unvested and outstanding RSUs, 243,424 unvested and outstanding PSUs and issued and outstanding options to purchase 1,997,466 shares of Common Stock.
(2)    Excludes RSUs and PSUs, because they have no exercise price.
(3)    Includes only shares available for issuance as of December 31, 2024 under our 2021 Equity and Incentive Compensation Plan (the “2021 Plan”), as no additional shares are to be issued under our 2018 Equity Incentive Plan (the “2018 Plan”). The 2021 Plan provides for an annual increase in shares available for issuance; on the first day of each fiscal year of the Company during the term of the 2021 Plan, the aggregate number of shares of Common Stock that may be issued under the 2021 Plan shall automatically increase by a number equal to (a) 4% of the total number of shares of Common Stock actually issued and outstanding on the last day of the preceding fiscal year or (b) a lesser number of shares of Common Stock (including zero) determined by the Board.

Insider Trading Policy; Hedging and Pledging Prohibition
Our insider trading policy prohibits directors, officers, employees, and consultants (including each of our named executive officers), as well as certain family members, others living in such covered person’s household, and entities whose transactions in Company securities are subject to their influence or control, from trading in securities of the Company (or securities of any other company with which the Company does business) while in possession of material nonpublic information, with certain limited exceptions, including in connection with a Rule 10b5-1 plan adopted in compliance with our insider trading policy. Before any of our directors, executive officers or other covered persons identified by our insider trading policy engages in certain transactions involving Company securities, such person must obtain pre-clearance and approval of the transaction from our General Counsel.
In addition, our insider trading policy prohibits all employees (including our executive officers), members of our Board, and certain consultants, as well anyone living in such persons’ households, entities in which such persons serve as the general partner or in which they own or hold a controlling interest, trusts of which such persons are a trustee, settlor or beneficiary, estates of which such persons are an executor or beneficiary, or any other group or entity where such person has or shares with others the power to decide whether to buy Company securities, from engaging in derivative securities transactions, including hedging, pledging company securities as collateral, holding company securities in a margin account, or other inherently speculative transactions with respect to our capital stock.
Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Hedging transactions may permit a director, officer or employee to continue to own our securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the director, officer or employee may no longer have the same objectives as our other stockholders. Therefore, directors, officers and employees are prohibited by our insider trading policy from engaging in any such transactions.

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Our insider trading policy only permits pledges of our securities by employees, officers and directors with the written pre-approval of our General Counsel. Under that policy, our General Counsel only approves pledges of our securities by directors and officers in amounts consistent with guidelines approved by the CGN Committee of the Board. As of the Record Date, no pledges by officers and directors had been approved in accordance with the policy and the guidelines.

Clawback Policy
We have an executive compensation clawback policy, adopted effective as of November 20, 2023 (the “Clawback Policy”), to address requirements under rules recently adopted by the SEC and Nasdaq mandating the clawback of applicable incentive compensation upon a restatement of our financial statements. The Clawback Policy applies with respect to a restatement of our financial statements even in the absence of any fraud or misconduct by an executive officer. In the event of a required accounting restatement (including a “little-r” restatement) of our financial statements, we are generally required to recover from our applicable executive officers any incentive-based compensation that was based wholly or in part upon the attainment of any financial reporting measure and was received by current or former executive officers after December 1, 2023, to the extent that such compensation based on the erroneously reported financial information exceeds the amount derived from the restated financial information. The Clawback Policy requires that such applicable executive officer return to the Company any such excess compensation received during the three completed fiscal years immediately preceding the date we are required to prepare an accounting restatement. The Clawback Policy provides for mandatory clawback by us of such excess compensation, with certain exceptions, including: (a) the direct expense paid to a third party to assist in enforcing the policy would exceed the amount to be recovered (provided that we must make a reasonable attempt to recover such erroneously awarded compensation, document our reasonable attempts to effect a recovery, and provide that documentation to Nasdaq) and (b) a recovery from certain tax-qualified retirement plans would likely cause such plans to fail to meet the statutory requirements for tax exemption. To facilitate the application of the Clawback Policy, we require our executive officers to agree to repay any such excess compensation in accordance with the Clawback Policy. The Company’s right of recovery under the Clawback Policy is in addition to any other remedies or rights of recovery that are available to the Company under applicable law or pursuant to other Company policies or agreements, including any applicable clawback provisions of the 2018 Plan and the 2021 Plan.
We filed a copy of the Clawback Policy as Exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. We will disclose in our annual proxy statement any action to recover compensation under the Clawback Policy during or following the end of the most recently completed fiscal year. No such action was required to be taken by us during the fiscal year ended December 31, 2024. No executive officer incentive-based compensation was tied to any of the restated financial measures for any period. There was no erroneously awarded compensation under the Clawback Policy for 2024.

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EXECUTIVE COMPENSATION
Unless otherwise indicated or the context otherwise requires, references in this section to the “Company”, “PLBY”, “we”, “us”, “our” and other similar terms refer to PLBY Group, Inc. and its consolidated subsidiaries.

The compensation provided to our named executive officers is detailed in the Summary Compensation Table, other tables and the accompanying footnotes, and narrative following this section. Our named executive officers for 2024 were:

•Ben Kohn, Chief Executive Officer and President
•Marc Crossman, Chief Financial Officer and Chief Operating Officer
•Chris Riley, General Counsel and Secretary

Compensation-Setting Process
Compensation Committee’s Role
Our Board has delegated to its Compensation Committee the authority and responsibility for reviewing, evaluating, and determining the compensation to be paid to executive officers, overseeing our compensation policies, and administering the compensation plans and programs for the Company. The Compensation Committee has overall responsibility for determining and/or approving the compensation of our executive officers, including our Chief Executive Officer. Members of the Compensation Committee are appointed by the Board. The Compensation Committee consists of three members of the Board: Tracey Edmonds, Juliana F. Hill and James Yaffe, none of whom is an executive officer of the Company and each of whom qualifies as an “independent director” under Nasdaq rules. We rely on the knowledge and experience of our Compensation Committee members and our management in determining the appropriate compensation for our executive officers. Our Chief Executive Officer and other members of our management team provide input to the Compensation Committee, which also refers to market data for executive compensation and considers input from our compensation consultants.
Compensation Consultant’s Role
The Compensation Committee has the authority to engage the services of outside consultants. The Compensation Committee has retained Exequity, an independent board and management advisory firm, since September 2022, as its independent compensation consultant. Exequity reports directly to the Compensation Committee.
Our Compensation Committee has reviewed Exequity’s independence under applicable SEC and Nasdaq rules annually. Our Compensation Committee concluded each year that Exequity is independent within the meaning of such rules and that its engagement did not present any conflict of interest.
Management’s Role
Management’s role is to make recommendations to the Compensation Committee regarding our compensation programs and policies, and to implement the programs and policies approved by the Compensation Committee. Our Chief Executive Officer makes recommendations to the Compensation Committee with respect to compensation for our executive officers, including our named executive officers, other than himself. The Compensation Committee considers our Chief Executive Officer’s recommendations, but ultimately has final approval of all compensation for our executive officers, including the types of award and specific amounts. All such determinations by our Compensation Committee are discretionary.
No executive officer participated directly in the final determinations regarding his or her own compensation package or was present during such determinations.
The Compensation Committee meets regularly in executive session. Our Chief Executive Officer is not present during Compensation Committee deliberations or votes on his compensation and shall recuse himself from sessions of the Board where it acts on his compensation.
Elements of Executive Compensation
Our current compensation program generally consists of the following components:
•base salary;

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•annual bonuses;
•equity-based awards; and
•other benefits.
We combine these elements to formulate compensation packages that provide competitive pay, reward achievement of financial, operational, and strategic objectives, and align the interests of our executive officers with those of our stockholders. The overall use and weight of each compensation element is based on our subjective determination of the importance of each element in meeting our overall objectives, including motivating executive officers with an owner’s mentality.
Base Salary
The Compensation Committee determines base salaries of our executive officers, which are subject to review annually. The Compensation Committee may adjust executive officer base salaries, from time to time, to reflect changes in market conditions or other factors, and subject to the terms of any employment agreements.
The table below sets forth information regarding the year-end base salary amounts for 2024 for our named executive officers (“NEOs”). Except for Marc Crossman, whose base salary was established in 2023, the base salaries of our other named executive officers were established in 2021. All NEOs’ base salaries were established pursuant to employment agreements (including amendments thereto) entered into with the Company.

Name	2024 Base Salary
Ben Kohn	$850,000
Marc Crossman	$400,000
Chris Riley	$400,000

Annual Bonuses
The Company uses annual cash incentive bonuses for executive officers to tie a portion of their compensation to financial and operational objectives achievable within the applicable fiscal year. Each year, the Compensation Committee will select the performance targets, target amounts, target award opportunities and other terms and conditions of annual cash bonuses for the executive officers, subject to the terms of any employment agreement. Following the end of each year, the Compensation Committee will determine the extent to which the performance targets were achieved and the amount of the award that is payable to the executive officers, taking into consideration each individual’s bonus target set forth in their respective employment agreement (which did not change in 2024 from prior years). New Company and individual performance targets were not established for 2024, and no annual performance-based cash bonuses were awarded to the named executive officers for 2024. See note 1 to the “Summary Compensation Table” below for additional details for bonuses paid to each named executive officer for the years 2023 and 2024 (as applicable).
Stock-Based Awards
We use stock-based awards to reward long-term performance and incentivize future performance of our executive officers and other employees and service providers. We believe that providing a meaningful portion of the total compensation package in the form of stock-based awards aligns the incentives of our executive officers with the interests of our stockholders and motivates and helps retain our executive officers and other personnel. Stock-based awards are awarded under the 2021 Plan, which was approved by our stockholders in 2021.
Neither the Board nor the Compensation Committee takes material nonpublic information into account when determining the timing or terms of equity awards, including with respect to options, nor do we time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. Although we do not have a formal policy with respect to the timing of our equity award grants, the Compensation Committee has generally granted such awards once a year to directors and executive officers. In addition to the annual grants of equity awards, equity awards may be granted at other times during the year to newly hired or promoted employees, and in other special circumstances. In 2024, we did not grant any stock options, stock appreciation rights, or similar option‐like instruments.

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We generally issue three forms of equity awards:
Restricted Stock Units (RSUs). RSUs represent the right to receive one share of Common Stock for each unit granted, subject to a continued service requirement, so the value of the RSUs is tied to the performance of the Company’s Common Stock. RSUs typically vest over multiple years, subject to continued service through each vesting date. See the “2024 Grants of Plan-Based Awards Table” below for RSUs granted to our named executive officers in 2024.
Performance-based Restricted Stock Units (PSUs). PSUs represent the right to receive one share of Common Stock for each unit granted, subject to a continued service requirement. Whereas the vesting of our RSUs is time-based, our PSUs vest upon the achievement of certain performance metrics determined at the time of the grant of the PSUs, subject to continued service through each vesting date. To date, all of our PSUs have had vesting based upon the achievement of certain share price targets by our Common Stock, as quoted on Nasdaq. As with our RSUs the value of the PSUs is tied to the performance of the Company’s Common Stock.
In October 2021, Messrs. Kohn and Riley received a grant of PSUs that were to vest in four equal tranches arising upon the achievement of each of the following 30-day volume-weighted average prices for a share of our Common Stock: $20, $30, $40 and $50; provided that each such price was achieved on or prior to the seventh anniversary of the vesting start date (February 10, 2021) of such PSUs. The vesting start date was determined pursuant to the terms of our employment agreements with our named executive officers and is related to the closing date of the consummation of the business combination of Playboy and Mountain Crest Acquisition Corp (“MCAC”) in 2021 (the “Business Combination”), pursuant to which our predecessor public company MCAC became PLBY and Playboy became a wholly-owned subsidiary of PLBY. Prior to October 9, 2023, the first three milestones had been achieved, resulting in 75% of the grant having vested. As of October 9, 2023, the vesting terms for Messrs. Kohn and Riley’s PSUs were amended to eliminate the remaining milestone such that the remaining unvested shares vest 50% on June 30, 2024 and 50% on June 30, 2025. No PSUs were granted by the Company in 2024.
Stock Options. Stock options are granted with an exercise price based on the market price of the Company’s Common Stock on the date of grant (as quoted on Nasdaq). The stock options will have value to our executive officers only if the fair market value of our Common Stock increases after the date of grant, which provides a strong incentive to our executive officers to increase stockholder value. Additionally, stock options typically vest over multiple years, subject to continued service through each vesting date. We view stock options as inherently performance-based and an effective tool to motivate our executive officers to build stockholder value and reinforce our position as a growth company.
The exact awards granted are not determined based on a specific formula, but rather through the exercise of judgment after considering various factors, including compensation provided to other executives with similar responsibilities, including in our peer group and within our company, the current unvested equity held by such executive officer, and the perceived retentive value of the proposed awards. We also consider each executive officer’s individual performance, including the results and contributions delivered during the year and how they align with our short-term and long-term goals, the executive’s leadership within the Company, the cash compensation received by the executive officer, and feedback received from the executive officer’s peers and team. No stock options were granted by the Company in 2024.
Other Employee Benefits
Like other employees, our executive officers, including our named executive officers, are able to participate in our employee benefit and welfare plans, including life and disability insurance, medical and dental care plans, and a 401(k) plan. We match contributions made to our 401(k) plan by our employees up to 3.5% of their wages, including our named executive officers. All of the named executive officers participated in our 401(k) plan.
In the future, we may provide perquisites or other personal benefits in limited circumstances, such as where we believe it is appropriate to assist our executives in the performance of their duties, to make our executive team more efficient and effective, and for recruitment, motivation, or retention purposes. All future practices with respect to perquisites or other personal benefits for executives will be subject to review and approval by the compensation committee.

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Tax and Accounting Considerations
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the amount that we may deduct from our U.S. federal taxable income for compensation paid to persons who are “covered employees”, for purposes of Section 162(m), to $1 million per covered employee per year. While we are mindful of the benefit of full tax deductibility of compensation, we also value the flexibility of compensating our executive officers in a manner that can best promote our corporate objectives. Therefore, we may approve compensation that may not be fully deductible.
No Tax Reimbursement of Parachute Payments and Deferred Compensation
We did not provide any executive officer, including any named executive officer, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999, or 409A of the Code during 2023 or 2024, and we have not agreed and are not otherwise obligated to provide any named executive officer with such a “gross-up” or other reimbursement.
Accounting Treatment
We account for stock-based compensation in accordance with the authoritative guidance set forth in ASC Topic 718, which requires companies to measure and recognize the compensation expense for all share-based awards made to employees and directors, including PSUs, RSUs, and stock options, over the period during which the award recipient is required to perform services in exchange for the award.
Compensation Committee Interlocks and Insider Participation
None of the Company’s executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other body performing equivalent functions) of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Ben Kohn Chief Executive Officer & President	2024	852,838	850,000	652,174	—	—	9,754	2,364,766
	2023	852,238	—	495,000	518,063	—	9,754	1,875,055
Marc Crossman Chief Financial Officer & Chief Operating Officer	2024	401,686	320,000	228,261	—	50,000	8,677	1,008,624
	2023	305,848	—	264,000	—	—	8,527	578,375
Chris Riley General Counsel and Secretary	2024	401,935	320,000	228,261	—	50,000	12,581	1,012,777
	2023	402,526		184,800	85,556	150,000	10,831	833,713
______________
(1)    The 2024 amounts for Messrs. Kohn, Crossman and Riley were transaction bonuses paid in March 2025 for such officers’ efforts to achieve the successful completion of major financing and business transactions in the fourth quarter of 2024. The Compensation Committee determined not to provide performance-based cash bonuses to the named executive officers for 2023 or 2024.
(2)    The amounts in this column reflect the aggregate grant date fair value of RSU awards, calculated in accordance with FASB ASC Topic 718.
(3)    The amounts in this column reflect the aggregate grant date fair value of option awards, calculated in accordance with FASB ASC Topic 718.

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(4)    The 2023 amount for Mr. Riley includes a cash retention bonus, which was paid in September 2023. The terms of Mr. Riley’s 2023 retention bonus also provided for payment to him of $0.15 million in April 2024. The 2024 amounts for Messrs. Crossman and Riley include a cash retention bonus paid in January 2025.
(5)    The amount in this column includes matching contributions to the named executive officer’s 401(k) plan account and work from home stipend.

2024 Grants of Plan-Based Awards Table
The following table presents, for each of the named executive officers, information concerning each grant of RSUs made during the year ended December 31, 2024. There were no PSU or option grants made to any of the named executive officers in 2024. This information supplements the information about these awards set forth in the 2024 Summary Compensation Table.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Shares Underlying Options (#)	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Grant Date(1)	Type of Award	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Ben Kohn	7/30/2024	RSU							783,392			652,174
Marc Crossman	7/30/2024	RSU							274,187			228,261
Chris Riley	7/30/2024	RSU							274,187			28,261
______________
(1)    The shares underlying Messrs. Kohn, Crossman and Riley’s awards vest in full on the anniversary of the grant date, provided that the shares underlying their awards shall accelerate and fully vest upon a Change of Control of the Company (as defined in the 2021 Plan), upon a sale of the majority of the assets of the Company or upon termination of such officer without cause.
(2)     In accordance with SEC requirements, the amounts in this column reflect the aggregate grant date fair value of stock and option awards calculated in accordance with FASB ASC Topic 718. The amounts reported do not reflect compensation actually received by the named executive officers.

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Outstanding Equity Awards at 2024 Fiscal Year-End
The following table presents, for each of the named executive officers, information regarding their outstanding non-qualified stock options (“NSOs”), RSUs and PSUs held as of December 31, 2024.

			Option Awards				Stock Awards
Name	Grant Date	Type of Award	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(¹)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(¹)
Ben Kohn	3/20/2019	NSO	948,322(2)	—	3.35	3/20/29
	10/29/2021	PSU					132,047(3)	192,789
	4/22/2022	RSU					90,827(4)	132,607
	10/09/2023	NSO	160,991(5)	160,990	0.66	10/09/33
	10/09/2023	NSO	231,482(5)	231,481	0.66	10/09/33
	10/09/2023	RSU					375,000(6)	547,500
	07/30/2024	RSU					783,392(7)	1,143,752
Marc Crossman	10/09/2023	RSU					266,667(8)	389,334
	07/30/2024	RSU					274,187(7)	400,313
Chris Riley	3/20/2019	NSO	134,570(9)	—	3.35	3/20/29
	10/29/2021	PSU					23,769(3)	34,703
	4/22/2022	RSU					31,790(4)	46,413
	10/09/2023	NSO	64,815(5)	64,815	0.66	10/09/33
	10/09/2023	RSU					140,000(6)	204,400
	07/30/2024	RSU					274,187(7)	400,313
______________
(1)    Amounts in this column reflect the aggregate fair market value of the RSUs and PSUs, on December 31, 2024, based on the fair market value per share on such date of $1.46.
(2)    651,971 options vested as of the grant date, with the remaining options vested ratably over the 15 months following the grant date.
(3)    Represents a grant of PSUs that originally vested in four equal tranches upon achievement of each of the following 30 day volume-weighted average prices for a share of PLBY Common Stock: $20, $30, $40 and $50; provided each such price was achieved on or prior to the seventh anniversary of the vesting start date (February 10, 2021). Prior to October 9, 2023, the first three milestones had been achieved, resulting in 75% of the grant having vested. On October 9, 2023, the vesting terms were amended to eliminate the remaining milestone such that the remaining unvested shares vest 50% on June 30, 2024 and 50% on June 30, 2025.
(4)    Represents a grant of RSUs that vests in four equal installments on each of the first four anniversaries of the vesting start date (April 22, 2022).
(5)    Represents a grant of stock options that vest in two equal installments on each of the first two anniversaries of the vesting start date (June 30, 2023).
(6)    Represents a grant of RSUs that vests in two equal installments on each of the first two anniversaries of the vesting start date (June 30, 2023).

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(7)    Represents a grant of RSUs that vests on June 30, 2025.
(8)    Represents a grant of RSUs that vests in three equal installments on each of the first three anniversaries of the vesting start date (March 22, 2023).
(9)    25% of the options under this grant vested as of January 14, 2020, with approximately 2,800 options vested monthly over 12 months following the initial vesting date, and the remaining options vested as of February 10, 2021.

Option Exercises and Stock Vested
The following table presents, for each of the named executive officers, the number of shares of our Common Stock underlying RSUs which vested during 2024 and the aggregate value realized upon the vesting of RSUs. None of the named executive officers exercised options in 2024.

		Option Awards		Stock Awards
Name	Type of Award	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(¹)
Ben Kohn(2)	RSU			582,604	$475,113
Marc Crossman(3)	RSU			133,333	$124,000
Chris Riley(4)	RSU			192,820	$158,759
______________
(1)    The aggregate value realized upon the vesting of shares underlying RSUs represents the aggregate market price of the shares of our Common Stock on the date of vesting.
(2)    The market prices of our Common Stock on the dates of vesting of the RSUs in this row were $1.21 with respect to 30,144 of the shares, $0.95 with respect to 45,413 of the shares, and $0.78 for 507,047 of the shares.
(3)    The market price of our Common Stock on the date of vesting of the RSUs in this row was $0.93.
(4)    The market prices of our Common Stock on the dates of vesting of the RSUs in this row were $1.21 with respect to 13,157 of the shares, $0.95 with respect to 15,895 of the shares, and $0.78 for 163,768 of the shares.

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Estimate of Potential Payments Upon Termination or Change in Control
The amounts estimated in the table below assume that the relevant triggering event (a termination of employment or change in control, as applicable) occurred on December 31, 2024 and are based on the terms of the applicable employment agreements and equity award agreements that were in effect on that date. The table assumes that any equity awards that vest in connection with the applicable triggering event that are subject to performance conditions are earned at the target level of performance within the applicable period except as may be noted otherwise, and values equity awards based on the closing price of a share of our Common Stock on December 31, 2024 of $1.46.

Name and Principal Position	Type of Payment(1)	Termination for Death or Disability ($)(2)	Termination for Cause or Without Good Reason ($)(3)	Termination Without Cause or for Good Reason Absent a Change in Control ($)(4)	Termination Without Cause or for Good Reason in Connection with a Change in Control ($)(4)
Ben Kohn Chief Executive Officer & President	Cash Severance	1,722,822	22,822	5,687,505	7,387,505
	Equity Severance	—	—	2,137,837	2,330,625
	Other Benefits	—	—	35,496	35,496
Marc Crossman Chief Financial Officer & Chief Operating Officer	Cash Severance	650,740	10,740	1,840,626	2,020,626
	Equity Severance	—	—	789,647	789,647
	Other Benefits	—	—	35,496	35,496
Chris Riley General Counsel and Secretary	Cash Severance	330,740	10,740	1,840,626	2,020,626
	Equity Severance	—	—	754,830	789,533
	Other Benefits	—	—	66,408	66,408
_____________________
(1)    The “Other Benefits” rows reflect the cost of COBRA coverage. The “Cash Severance” rows assume no accrued but unpaid salary or expenses as of December 31, 2024 and include each executive’s annual target bonus, most recent pro-rated bonus (where applicable), and any cash payments pursuant to any applicable retention agreement with the Company (refer to “Employment Agreements—Named Executive Officer 2024 Retention Agreements” below for additional details). Pro-rated bonus assumes target bonus payout based on number of days the named executive was employed during the fiscal year in which the date of termination occurred.
(2)    Assumes death or disability as of December 31, 2024 and payment of accrued but unpaid salary and target bonus payout.
(3)    Amounts in this column are solely for base salary that would have been accrued but unpaid as of December 31, 2024.
(4)    Equity severance in this column reflects the acceleration of equity grants that vest after December 31, 2024.

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Employment Agreements

Kohn Option Grant and Employment Agreement
On January 31, 2021, Playboy granted Ben Kohn an option to purchase 172,393 shares of Playboy common stock at an exercise price of $58.89 per share (the “Pre-Closing Option”), which was assumed by the Company in connection with the closing of the Business Combination and converted into an option to purchase 965,944 shares of Common Stock of the Company at an exercise price of $10.52 per share in accordance with the conversion mechanics for other outstanding options described in the merger agreement for the Business Combination. The Pre-Closing Option generally vested as follows: 1/3 on the first anniversary of the closing of the Business Combination and ratably in 24 monthly installments thereafter.
Playboy entered into an employment agreement with Mr. Kohn in connection with his continued employment as our Chief Executive Officer and President, which became effective upon, and was assumed by the Company in connection with, the closing of the Business Combination (the “Kohn Employment Agreement”). The Kohn Employment Agreement provides for an annual base salary equal to $850,000 and that Mr. Kohn is eligible to earn an annual cash bonus (with a target amount equal to 100% of his base salary and maximum of 200% of his base salary).
The Kohn Employment Agreement provides that Mr. Kohn will be granted the following equity grants during his employment: (1) for the 2021 fiscal year, a Company equity award with a grant date fair value for financial accounting purposes equal to $2,000,000, comprised of 50% stock options and 50% RSUs; (2) beginning in 2022 and for each fiscal year thereafter, an annual Company equity award with a target grant date fair value for financial accounting purposes equal to $2,000,000, which may include performance-based grants; and (3) following the closing of the Business Combination, a special grant of performance-based restricted stock units (the “Initial PSUs”) that if earned would settle in a target percentage of approximately 2.5% of the fully diluted Common Stock of the Company outstanding on the date of grant (including certain executive level equity awards granted at the time of and shortly after the Business Combination) and a special grant of time-based restricted stock units (the “Initial RSUs”) that if earned would settle in a target percentage equal to (x) 2.5% of the fully diluted Common Stock of the Company (determined in the same manner as the Initial PSUs), minus (y) the percentage of the fully diluted Common Stock of the Company (determined in the same manner) represented by the Pre-Closing Option. The Initial PSUs originally were to vest upon the Company’s achievement of each of the following 30-day volume weighted average stock price milestones: $20, $30, $40 and $50, and the Initial RSUs vested in three equal installments on each of the first three anniversaries of the closing of the Business Combination, in each case subject to Mr. Kohn’s continued employment or service as a director through the applicable vesting dates. Prior to October 9, 2023, the first three Initial PSU milestones had been achieved, resulting in 75% of the Initial PSUs having vested. On October 9, 2023, the vesting terms were amended to eliminate the remaining milestone such that the remaining unvested shares of the Initial PSUs vested 50% on June 30, 2024 and will vest 50% on June 30, 2025.
Mr. Kohn’s employment agreement provides that in addition to being eligible to participate in our standard benefit plans, he will be provided with a company-paid life insurance policy with a death benefit equal to $25 million and a company-paid disability insurance policy with an annualized benefit of not less than $5 million.
If Mr. Kohn’s employment is terminated without cause or he resigns for good reason (as such terms are defined in Mr. Kohn’s employment agreement), he will be entitled to the following: (i) a severance payment equal to 1.5 times the sum of his then-current base salary and target annual bonus, payable over 18 months (or, if such termination occurs within 24 months following a change in control (as defined in the employment agreement), 2.5 times the sum of his then-current base salary and target annual bonus, payable over 30 months); (ii) a pro-rated bonus for the year of termination; (iii) our reimbursement or direct payment of COBRA continuation coverage premiums for up to 18 months following the date of termination; (iv) accelerated vesting of 100% of Mr. Kohn’s then-outstanding non-performance-based equity awards; and (v) continued vesting of certain outstanding performance based equity awards for a period of time following such termination based on actual performance (provided that, if such termination occurs within 24 months following a change in control, 100% of the then-outstanding Initial PSUs will vest in full). In each case, the severance payments described above are subject to Mr. Kohn’s execution and non-revocation of a general release of claims against us and our affiliates.
Mr. Kohn’s employment agreement also includes certain restrictive covenants, including a non-solicitation of employees covenant for a period of 12 months following termination of his employment and standard confidentiality and invention assignment provisions.

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Crossman Employment Agreement
On March 22, 2023, Playboy entered into an employment agreement with Mr. Crossman in connection with his employment as the Company’s Chief Financial Officer and Chief Operating Officer (the “Crossman Employment Agreement”). The Crossman Employment Agreement provides for an annual base salary equal to $400,000 and that Mr. Crossman is eligible to earn an annual cash bonus (with a target amount equal to 80% of his base salary).
The Crossman Employment Agreement provides that Mr. Crossman will be granted the following equity grants during his employment: (1) beginning in 2024 and for each fiscal year thereafter, an annual equity award with a target grant date fair value for financial accounting purposes equal to $700,000, which may include performance-based grants, and (2) an initial grant of RSUs for 400,000 shares of the Company’s Common Stock, to be awarded by the Company following commencement of his employment and which will vest in three equal installments on each of the first three anniversaries of March 22, 2023, in each case subject to Mr. Crossman’s continued employment through the applicable vesting dates. The Crossman Employment Agreement further provides that Mr. Crossman is eligible to participate in the Company’s standard benefit plans.
If Mr. Crossman’s employment is terminated without cause or he resigns for good reason (as such terms are defined in the Crossman Employment Agreement), he will be entitled to the following: (i) a severance payment equal to the sum of his then-current base salary and target annual bonus for the year of termination, payable in regular installments over 12 months (or, if such termination occurs within 24 months following a change in control (as defined in the Crossman Employment Agreement), 1.25 times the sum of his then-current base salary and target annual bonus for the year of termination, payable in regular installments over 15 months); (ii) a pro-rated bonus for the year of termination; (iii) the Company’s reimbursement or direct payment of COBRA continuation coverage premiums for up to 18 months following the date of termination; and (iv) accelerated vesting of 100% of Mr. Crossman’s then-outstanding non-performance based annual equity awards (and, if such termination occurs within 12 months of March 22, 2023, one-third of the initial RSUs  will become immediately vested). In each case, the severance payments described above are subject to Mr. Crossman’s execution and non-revocation of a general release of claims against the Company and its affiliates.
The Crossman Employment Agreement also includes certain restrictive covenants, including a non-solicitation of employees covenant for a period of 12 months following termination of Mr. Crossman’s employment and standard confidentiality and invention assignment provisions.

Riley Employment Agreement
On February 10, 2021, Playboy entered into an employment agreement with Mr. Riley in connection with his employment as the Company’s General Counsel and Secretary, which became effective upon, and was assumed by the Company in connection with, the Business Combination (the “Riley Employment Agreement”). The Riley Employment Agreement provides for an annual base salary equal to $400,000 and that Mr. Riley is eligible to earn an annual cash bonus (with a target amount equal to 80% of his base salary).
The Riley Employment Agreement provides that Mr. Riley will be granted the following equity grants during his employment: (1) beginning in 2022 and for each fiscal year thereafter, an annual equity award with a target grant date fair value for financial accounting purposes equal to $700,000, which may include performance-based grants, (2) a special grant of Initial PSUs that if earned would settle in a target percentage of approximately 0.45% of the fully diluted Common Stock of the Company outstanding on the date of grant (including certain executive level equity awards granted at the time of and shortly after the Business Combination) and (3) a special grant of Initial Options to purchase a target percentage of 0.18% of the fully diluted common shares outstanding on the date of grant (determined in the same manner as the Initial PSUs). If the fair market value of a share of Common Stock on the grant date is greater than the fair market value of a share of Common Stock on February 10, 2021, then a portion of the Initial Options were to be converted into a number of time-based restricted stock units equal to (x) the difference between the fair market value per share of our Common Stock on the grant date minus the fair market value per share of such stock on February 10, 2021, multiplied by (y) the number of Initial Options, divided by (z) the fair market value per share of our Common Stock on the grant date.

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Mr. Riley’s Initial PSUs originally were to vest upon the Company’s achievement of each of the following 30 day volume weighted average stock price milestones: $20, $30, $ 40 and $50, and the Initial Options vested 1/3 on the first anniversary of February 10, 2021 and then monthly in 24 equal installments thereafter, in each case subject to Mr. Riley’s continued employment through the applicable vesting dates. Prior to October 9, 2023, the first three Initial PSU milestones had been achieved, resulting in 75% of the Initial PSUs having vested. On October 9, 2023, the vesting terms were amended to eliminate the remaining milestone such that the remaining unvested shares of the Initial PSUs vested 50% on June 30, 2024 and will vest 50% on June 30, 2025.
The Riley Employment Agreement provides that in addition to being eligible to participate in our standard benefit plans, Mr. Riley will be provided with a company-paid life insurance policy with a death benefit equal to $10 million and a company-paid disability insurance policy with an annualized benefit of not less than $2.5 million.
If Mr. Riley’s employment is terminated without cause or he resigns for good reason (as such terms are defined in the Riley Employment Agreement), he will be entitled to the following: (i) a severance payment equal to the sum of his then-current base salary and target annual bonus, payable over 12 months (or, if such termination occurs within 24 months following a change in control (as defined in the Riley Employment Agreement), 1.25 times the sum of his then-current base salary and target annual bonus, payable over 15 months); (ii) a pro-rated bonus for the year of termination; (iii) our reimbursement or direct payment of COBRA continuation coverage premiums for up to 18 months following the date of termination; and (iv) accelerated vesting of 100% of Mr. Riley’s then-outstanding non-performance based annual equity awards (and, if such termination occurs within 12 months of February 10, 2021, 1/3 of the Initial Options — and, if applicable, 1/3 of the Make-up RSUs — will become immediately vested) and continued vesting of certain outstanding performance based equity awards for a period of time following such termination based on actual performance (provided that, if such termination occurs within 24 months following a change in control, 100% of the then-outstanding Initial PSUs will vest in full and the Initial Options will become immediately vested and exercisable). In each case, the severance payments described above are subject to Mr. Riley’s execution and non-revocation of a general release of claims against us and our affiliates.
The Riley Employment Agreement also includes certain restrictive covenants, including a non-solicitation of employees covenant for a period of 12 months following termination of Mr. Riley’s employment and standard confidentiality and invention assignment provisions.
Named Executive Officer 2024 Retention Agreements
On December 23, 2024, the Company entered into a retention agreement with each of its named executive officers (collectively, the “Retention Agreements”). The Company has entered into the Retention Agreements in recognition of such officers’ continued contributions to the Company and to incentivize them to remain employed by the Company and its subsidiaries, while also managing the Company’s equity available for grants under the 2021 Plan. The form of the Retention Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 26, 2024.
The Retention Agreements acknowledge that Messrs. Kohn, Crossman and Riley were granted RSUs pursuant to the 2021 Plan for 783,392, 274,187 and 274,187 shares of Common Stock, respectively, as of July 30, 2024, which RSUs vest as of June 30, 2025 (as previously disclosed on Forms 4 for such officers filed with the SEC on August 1, 2024). The Retention Agreements also state that the Company will issue RSUs for 783,392, 274,187 and 274,187 shares of Common Stock to Messrs. Kohn, Crossman and Riley, respectively, in each of 2025 and 2026 (with each year’s RSUs vesting as of June 30, 2026 and June 30, 2027, respectively) and that such grants are subject to future approval by the Compensation Committee, in its sole discretion. Pursuant to the Retention Agreements, under certain limited circumstances and subject to formulas set forth in the Retention Agreements, the intended 2025 and 2026 RSU grants (to the extent not yet actually granted to each of Messrs. Kohn, Crossman and Riley) may be converted into a cash payment to such executives, as applicable. Under the terms of the Retention Agreements, none of Messrs. Kohn, Crossman or Riley will be entitled to the 2025 or 2026 RSU grants (or any cash payments in relation thereto) in the event he resigns or is terminated for cause prior to the issuance of such grants, as applicable.

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Equity Incentive Plans
We believe that our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our employees, consultants, and directors with the financial interests of our stockholders. In addition, we believe that our ability to grant equity-based awards helps us to attract, retain, and motivate employees, consultants, and directors, and encourages them to devote their best efforts to our business and financial success.
Treatment of Outstanding Equity Awards in the Business Combination
In connection with the Business Combination, all outstanding options and RSUs under our 2018 Plan (including the unvested options and RSUs held by the named executive officers as described in the “Outstanding Equity Awards at 2024 Fiscal Year-End” table above) became fully vested. Each outstanding option was assumed by the Company and automatically converted into an option to purchase shares of Common Stock, and each outstanding RSU was terminated and settled in shares of Common Stock. On February 9, 2021, our stockholders approved the 2021 Plan, which became effective upon the closing of the Business Combination. The 2021 Plan governs equity-based awards to be granted by the Company following the consummation of the Business Combination.

401(k) Plan and Similar Plans
We maintain a safe harbor 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Code limits, which are updated annually. We have the ability to make matching and discretionary contributions to the 401(k) plan. Currently, we make a match of each participant’s contribution up to 3.5% of the participant’s compensation. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their own contributions and our matching contributions vest after the completion of two years of employment with us by the participant. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not taxable to the employees until withdrawn or distributed from the 401(k) plan.
Similar plans outside the United States, some of which are government mandated, cover employees of certain of our international subsidiaries. Several of these plans allow us to match, on a voluntary basis, a portion of the employee contributions.

Pension Benefits
Other than our 401(k) plan, our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during the year ended December 31, 2024.

Non-qualified Deferred Compensation
Our named executive officers did not participate in, or earn any benefits under, a non-qualified deferred compensation plan sponsored by us during the year ended December 31, 2024.

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Pay Versus Performance
We provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and non-PEO named executive officers (“Non-PEO NEOs”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2),(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($),(4)	Net Loss ($)
2024	2,364,766	2,781,839	1,010,700	1,150,583	14.75	(79,397,000)
2023	1,875,055	1,965,832	651,866	575,483	10.10	(180,417,941)
2022	3,717,913	(16,575,910)	1,793,824	(2,398,126)	27.78	(277,704,361)
______________
(1)    Mr. Kohn was the PEO for all years shown.
(2)    SEC rules require that certain adjustments be made to the totals set forth in the Summary Compensation Table included in this Proxy Statement (the “Summary Compensation Table”) in order to determine “compensation actually paid” for purposes of this Pay Versus Performance Disclosure. “Compensation actually paid” does not represent cash and/or equity value transferred to the applicable NEO, but rather is a value calculated under applicable SEC rules for purposes of this Pay Versus Performance Disclosure. In general, “compensation actually paid” is calculated as total compensation set forth in the Summary Compensation Table, as adjusted to include the fair market value of equity awards as of December 31 of the applicable year or, if earlier, the vesting date (rather than the grant date). None of the NEOs participate in a defined benefit plan, so the following table does not include an adjustment for pension benefits. The below table reflects the required adjustments to reconcile total compensation as set forth in the Summary Compensation Table to “Compensation actually paid” for purposes of the Pay Versus Performance Disclosure.
(3)    The Non-PEO NEOs were comprised of: for 2024, Messrs. Crossman and Riley, for 2023, Messrs. Crossman, Riley, Lance Barton and Florus Beuting and Ms. Ashley Kechter; for 2022, Messrs. Barton, Riley and Beuting and Ms. Kechter.
(4)    Assumes an initial investment of $100 in our Common Stock on January 1 of the listed year through the end of the listed year. Total return equals stock price appreciation plus reinvestment of any dividends (of which the Company had none for the listed years). Historical stock performance is not necessarily indicative of future stock performance.

Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Neither the PEO nor the Non-PEO NEOs are accruing benefits under a pension plan for services rendered in the covered years, and therefore no additions are required for pension plan service cost in determining Compensation Actually Paid.
The following table reconciles Summary Compensation Table total to Compensation Actually Paid with respect to our PEO for the periods indicated:

Year	Salary ($)	Bonus and Non-Equity Incentive Compensation ($)	Equity Compensation ($)	All Other Compensation ($)	Summary Compensation Table Total ($)	Equity Deductions from Summary Compensation Table Total ($) (1)	Additions (Deductions) to Compensation Table Total ($) (2)	Compensation Actually Paid ($)
2024	852,838	850,000	652,174	9,754	2,364,766	(652,174)	1,069,247	2,781,839
2023	852,238	—	1,013,063	9,754	1,875,055	(1,013,063)	1,103,840	1,965,832
2022	851,710	—	1,785,649	1,080,554	3,717,913	(1,785,649)	(18,508,174)	(16,575,910)
______________
(1)    Represents the grant date fair value of equity-based awards granted.

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(2)    Reflects the value of equity calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each period presented. The equity component of compensation actually paid is further detailed in the supplemental table below.

The following table reconciles the Non-PEO NEOs Average Summary Compensation Table total to Average Compensation Actually Paid for the periods indicated:

Year	Average Salary ($)	Average Bonus and Non-Equity Incentive Compensation ($)	Average Equity Compensation ($)	Average All Other Compensation ($)	Average Summary Compensation Table Total ($)	Deductions from Summary Compensation Table Total ($) (1)	Average Additions (Deductions) to Compensation Table Total ($) (2)	Average Compensation Actually Paid ($)
2024	401,810	370,000	228,261	10,629	1,010,700	(228,261)	368,144	1,150,583
2023	281,454	40,000	106,871	223,541	651,866	(106,871)	30,488	575,483
2022	430,177	62,500	1,270,832	30,315	1,793,824	(1,270,832)	(2,921,118)	(2,398,126)
______________
(1)    Represents the average grant date fair value of equity-based awards granted each year.
(2)    Reflects the average value of equity calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each period presented. The equity component of compensation actually paid is further detailed in the supplemental table below.

The following table includes supplemental data for the additions and deductions resulting in the equity component of PEO Compensation Actually Paid for the periods indicated:

Fiscal Year	Addition of Fair Value of Current Year Equity Awards Unvested and Outstanding at Fiscal Year End ($)	(Deductions) Additions for Change in Value of Prior Years’ Awards Unvested and Outstanding at Fiscal Year End ($)	Additions (Deductions) for Change in Value of Prior Years’ Awards That Vested in Fiscal Year ($)	Additions of Fair Value as of the Vesting Date for Awards that are Granted and Vested in the Fiscal Year ($)	(Deductions) for Forfeited Prior Years’ Awards	Equity Value Included in Compensation Actually Paid ($)
2024	783,392	457,521	(171,666)	—	—	1,069,247
2023	1,657,748	(291,172)	(262,736)	—	—	1,103,840
2022	499,546	(12,135,455)	(6,872,265)	—	—	(18,508,174)

The following table includes supplemental data for the additions and deductions resulting in equity component of Non-PEO NEOs Average Compensation Actually Paid for the periods indicated:

Fiscal Year	Addition of Average Fair Value of Current Year Equity Awards Unvested and Outstanding at Fiscal Year End ($)	(Deductions) Additions for Average Change in Value of Prior Years’ Awards Unvested and Outstanding at Fiscal Year End ($)	Additions (Deductions) for Average Change in Value of Prior Years’ Awards That Vested in Fiscal Year ($)	Additions of Average Fair Value as of the Vesting Date for Awards that are Granted and Vested in the Fiscal Year ($)	(Deductions) for Forfeited Prior Years’ Awards	Equity Value Included in Compensation Actually Paid ($)
2024	274,187	121,381	(27,424)	—	—	368,144
2023	166,767	(16,940)	(44,265)	—	(75,074)	30,488
2022	240,683	(2,722,030)	(689,770)	249,999	—	(2,921,118)

Relationships Between Executive Compensation Actually Paid and Net Loss and Total Shareholder Return
The following charts are based on the information provided in the tables above to illustrate the relationships between the Company’s compensation actually paid to the PEO and the average compensation actually paid to the Company’s non-PEO NEOs, with (i) the Company’s net loss, and (ii) the Company’s cumulative total shareholder return.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Affiliates of Our Director, György Gattyán

On October 30, 2024, we entered into a Securities Purchase Agreement (the “Initial Purchase Agreement”) with Byborg Enterprises SA, pursuant to which we agreed to sell to Byborg (directly or through an affiliate) 14,900,000 shares (the “Initial Shares”) of Common Stock, at a price of $1.50 per Share (the “Initial Share Sale”), resulting in aggregate proceeds to us of $22.35 million. In addition, pursuant to the Initial Purchase Agreement, the Company agreed to increase the size of its Board to seven directors, which was subsequently effected through the Board Expansion in February 2025. Byborg and its affiliates retain the right to designate a director of the Board until such time as they beneficially own less than 7,450,000 shares of Common Stock.
On October 30, 2024, we also entered into a standstill agreement (the “Standstill Agreement”) with Byborg. Pursuant to the Standstill Agreement, among other limitations, Byborg and its affiliates agreed not to (i) join or participate in a “group” (as defined in Sections 13(d)(3) and 13(g)(3) of the Exchange Act) with any third party, or (ii) purchase shares of Common Stock that would result in Byborg and its affiliates owning in excess of 29.99% of the Company’s outstanding Common Stock in the aggregate following any acquisition of Common Stock, in each case, during the standstill period. The standstill period means any time from and after October 30, 2024 in which Byborg and its affiliates collectively own, beneficially or of record, more than 14.9% of the total outstanding shares of Common Stock.
On November 5, 2024, The Million S.a.r.l (a subsidiary of Byborg that is also an affiliate of director nominee György Gattyán and is ultimately controlled by him) completed the Initial Share Sale and became a significant stockholder of the Company as of such date. Accordingly, The Million S.a.r.l, Byborg and Mr. Gattyán are considered related parties of the Company.
In addition, on December 14, 2024, we entered into a License & Management Agreement (the “LMA”) with Byborg, pursuant to which Byborg agreed to operate our Playboy Plus, Playboy TV (digital and linear) and Playboy Club businesses and to license the right to use certain Playboy trademarks and other intellectual property for related businesses and certain other categories. The LMA has an initial term of 15 years, with the operations and license rights pursuant to the LMA commencing as of January 1, 2025. Pursuant to the LMA, Playboy will receive minimum guaranteed royalties of $20 million per year of the term, to be paid in installments during each year. In addition, Byborg will prepay the minimum guaranteed amount for the second half of year 15 of the initial term of the LMA. Playboy is also entitled to receive excess royalties from the businesses licensed and operated by Byborg, on the terms and conditions set forth in the LMA.
On December 14, 2024, the Company also entered into a Securities Purchase Agreement (the “Additional Purchase Agreement”) with The Million S.a.r.l, pursuant to which we agreed to sell to such purchaser 16,956,842 shares of the Company’s Common Stock, at a price of $1.50 per share (the “Additional Byborg Investment”), for aggregate proceeds to us of $25.44 million. The closing of the Additional Byborg Investment pursuant to the Additional Purchase Agreement is subject to stockholder approval of Proposal No. 2, the Nasdaq Proposal, set forth in this Proxy Statement.
Transactions with Affiliates of Our Significant Stockholder, Fortress

Fortress Credit Corp. and its affiliates, including our significant stockholder FIG Buyer GP, LLC (collectively, “Fortress”), is our lender with respect to approximately 90% of the term loans under our senior secured credit facility (the “A&R Credit Agreement”) and is also the collateral and administrative agent under the A&R Credit Agreement. In May 2023, Fortress exchanged 50,000 shares of our Series A Preferred Stock (representing all of our then issued and outstanding preferred stock) for approximately $53.6 million of term loans under the A&R Credit Agreement, and we obtained approximately $11.8 million of additional funding under the A&R Credit Agreement. As a result, our Series A Preferred Stock ceased to be outstanding, and the principal balance of the term loans under the A&R Credit Agreement became approximately $210.0 million.

Since May 2023, we have amended the A&R Credit Agreement with Fortress and our other lenders under such agreement several times to adjust the terms thereunder, including on November 11, 2024, to, among other things, reduce the outstanding aggregate term loan amounts under the A&R Credit Agreement from approximately $218.4 million to approximately $153.1 million in exchange for $28 million of our then-newly designated Series B Convertible Preferred Stock. As our primary lender, Fortress became the largest holder of our Series B Convertible Preferred Stock.

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The Series B Convertible Preferred Stock has a stated value of $1,000 per share and includes a 12% annual dividend rate that begins accruing as of May 13, 2025, and which dividends are payable in cash or in-kind, solely at our discretion. We have the right to redeem for cash (at any time) or convert the Series B Convertible Preferred Stock at any time, provided that the five-day volume-weighted average price of our Common Stock is $1.50 or above, with a conversion price floor of $1.50 and a cap of $4.50.

On January 29, 2025, we completed a conversion of 25% of the outstanding shares of Series B Convertible Preferred Stock, which resulted in Fortress having approximately 6,044 shares of Series B Convertible Preferred Stock converted into an aggregate of 3,267,735 shares of Common Stock, at a conversion price of $1.84956 per share, in accordance with the terms of the Series B Convertible Preferred Stock. Such conversion resulted in Fortress becoming a stockholder of more than 5% of our outstanding Common Stock.

RT Rights & Limitations
At the closing of the Business Combination, the Company and RT entered into an Investor Rights Agreement pursuant to which, RT has the right, but not the obligation, to nominate to the Board a number of designees equal to (i) three directors, if and so long as RT beneficially owns, in the aggregate, 50% or more of the shares of Common Stock, (ii) two directors, in the event that RT beneficially owns, in the aggregate, 35% or more, but less than 50%, of the shares of Common Stock and (iii) one director, in the event that RT beneficially owns, in the aggregate, 15% or more, but less than 35%, of the shares of Common Stock (in each case, subject to proportional adjustment in the event that the size of the Board is increased or decreased following the Closing). RT also has the right to appoint the chairman of the Board so long as RT beneficially owns, in the aggregate, 15% or more of the shares of Common Stock. The Investor Rights Agreement also provides RT with certain additional rights, based on its ownership levels, related to Board committee memberships, Board vacancies, size of the Board and actions related to certain amendments to the Company’s Charter and Bylaws. As of the Record Date, RT held 19.4% of the outstanding shares of Common Stock.
In addition, in connection with the closing of the Business Combination, the Charter became effective and included voting thresholds required for approval of changes to the Charter which are tied to the stock holding and voting power of RT. Specifically, (A) at any time when RT beneficially owns collectively, in the aggregate, at least 50% in voting power of the stock of the Company entitled to vote generally in the election of directors, an affirmative vote of a majority of the then-outstanding shares of stock of the Company entitled to vote thereon shall be required, and (B) at any time when RT beneficially owns collectively, in the aggregate, less than 50% in voting power of the stock of the Company entitled to vote generally in the election of directors, an affirmative vote of the holders of at least 66⅔% of the voting power of the then-outstanding shares of stock of the Company entitled to vote thereon shall be required, in each case, to amend, alter, change or repeal any provision of the Charter, or to adopt any new provision of the Charter. Thus, as RT held less than 50% in voting power of the stock of the Company entitled to vote generally in the election of directors at the Annual Meeting, the amendments to the Charter proposed to be voted on at the Annual Meeting are subject to approval by at least 66⅔% of the voting power of the stockholders of record as of the Record Date entitled to vote thereon.
RT is also subject to a Standstill Agreement with the Company (the “RT Standstill”). Pursuant to the RT Standstill, among other limitations, RT and its respective affiliates agreed not to purchase shares of our Common Stock to the extent that RT together with its affiliates’ ownership would exceed 29.99% of our outstanding shares of Common Stock in the aggregate following any acquisition of Common Stock during the standstill period. The standstill period for RT means any period from and after January 30, 2023 in which RT and its affiliates collectively own, beneficially or of record, more than 14.9% of the total outstanding shares of our common stock.

Related Person Transaction Policy
The Company has adopted a related person transaction policy that sets forth its procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of the Company’s policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to the Company as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of the Company’s voting securities and any of their respective immediate family members and any entity owned or controlled by such persons.

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Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, the Company’s management must present information regarding the related person transaction to the Company’s audit committee, or, if audit committee approval would be inappropriate, to another independent body of the Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, the Company will collect information that the Company deems reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable the Company to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under the Company’s Code of Conduct, the Company’s employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, the Company’s Audit Committee, or other independent body of the Board, will take into account the relevant available facts and circumstances including, but not limited to:
•the risks, costs and benefits to the Company;
•the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•the availability of other sources for comparable services or products; and
•the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.
The policy requires that, in determining whether to approve, ratify or reject a related person transaction, the Company’s Audit Committee, or other independent body of the Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the Company’s best interests and those of the Company’s stockholders, as the Company’s Audit Committee, or other independent body of the Board, determines in the good faith exercise of its discretion.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents fees billed for professional audit services and other services rendered to us by our independent registered public accounting firm for the years ended December 31, 2024 and 2023. BDO USA, P.C. (“BDO”) has served as our independent registered public accounting firm for the fiscal years ended December 31, 2024 and 2023.

	2024	2023
Audit Fees(1)	$2,662,282	$3,096,937
Audit-Related Fees(2)	—	37,100
Tax Fees(3)	36,309	—
All Other Fees	—	—
Total	$2,698,591	$3,134,037

(1)    Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements, reviews of our quarterly interim financial statements, audits of our internal control over financial reporting, reviews of documents filed with the SEC, services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings, comfort letters, consents and certain accounting consultations in connection with the audits.
(2)    Audit-related fees consist of fees billed for professional services related to royalty audits of certain of our licensees.
(3)    Tax fees consist of fees billed for professional services relating to an Internal Revenue Code Section 382 study.

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Pre-Approval of Audit and Non-Audit Services
The charter for our Audit Committee requires that the Audit Committee pre-approve all audit services to be provided to us, whether provided by our principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to us by our independent registered public accounting firm, other than de minimis non-audit services approved in accordance with applicable SEC rules. All independent registered public accounting firm services and fees, other than de minimis services and related fees, have been pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT
The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2024, with both management and BDO USA, P.C., the Company’s independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2024 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee has discussed with BDO USA, P.C. the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. BDO USA, P.C. reported to the Audit Committee regarding the critical accounting estimates and practices and the estimates and assumptions used by management in the preparation of the audited consolidated financial statements as of December 31, 2024 and for the fiscal year then ended, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of use of such alternative treatments and the treatment preferred by BDO USA, P.C.

BDO USA, P.C. provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding BDO USA, P.C.’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with BDO USA, P.C. its independence. When considering BDO USA, P.C.’s independence, the Audit Committee considered, among other matters, whether BDO USA, P.C.’s provision of non-audit services to the Company is compatible with maintaining the independence of BDO USA, P.C. All audit and permissible non-audit services in 2024 were pre-approved pursuant to these procedures.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

PLBY GROUP, INC. AUDIT COMMITTEE Juliana F. Hill (Chair) Tracey Edmonds James Yaffe

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PROPOSAL NO. 2 - THE NASDAQ PROPOSAL
We are asking our stockholders to approve the issuance by the Company to the Purchaser of 16,956,842 shares of Common Stock at a sale price of $1.50 per share, for a total purchase price of $25,435,263 pursuant to the Additional Purchase Agreement. The last reported sale price of the Company’s Common Stock on Nasdaq on December 13, 2024 was $1.41 per share, resulting in a sale price under the Additional Purchase Agreement that was approximately 6.4% greater than the closing price of the Company’s Common Stock on Nasdaq on the trading day immediately preceding execution of the agreement. The last reported sale price of the Company’s Common Stock on Nasdaq on the Record Date was $[●] per share, or approximately [●]% higher than the closing price of the Company’s Common Stock on Nasdaq as of the Record Date. We are seeking stockholder approval for the issuance of such shares, as their issuance would result in the Purchaser owning more than 20% of the total number of shares of Common Stock outstanding of the Company since the Purchaser agreed to acquire a significant ownership and voting position in the Company. If this Proposal No. 2 is not approved by our stockholders, the Company may need to raise cash financing from a different source, which would likely increase the difficulty that the Company would experience in obtaining adequate financing on terms as reasonable as those agreed to by the Purchaser.

We previously sought stockholder approval of the Nasdaq Proposal at a special meeting, which was ultimately cancelled due to lack of a quorum. For efficiency and to avoid having a special meeting process occurring concurrently with this Annual Meeting process, we determined to include the Nasdaq Proposal in this Proxy Statement for the Annual Meeting in lieu of further adjourning such special meeting to obtain additional votes for quorum and approval of the Nasdaq Proposal.

Background

On October 30, 2024, we entered into a Securities Purchase Agreement (the “October Purchase Agreement”) with Byborg Enterprises S.A, (“Byborg”), of which the Purchaser is a wholly owned subsidiary, pursuant to which Byborg agreed to purchase (either itself or through an affiliate) 14,900,000 shares of Common Stock at a sale price of $1.50 per share, for an aggregate purchase price of $22.35 million.

On October 30, 2024, we also entered into a standstill agreement (the “Standstill Agreement”) with Byborg. Pursuant to the Standstill Agreement, among other limitations, Byborg and its affiliates, inclusive of the Purchaser, agreed not to (i) join or participate in a “group” (as defined in Sections 13(d)(3) and 13(g)(3) of the Exchange Act) with any third party, or (ii) purchase shares of Common Stock that would result in Byborg and its affiliates owning in excess of 29.99% of the Company’s outstanding Common Stock in the aggregate following any acquisition of Common Stock, in each case, during the standstill period. The standstill period means any time from and after October 30, 2024 in which Byborg and its affiliates collectively own, beneficially or of record, more than 14.9% of the total outstanding shares of Common Stock. Prior to the closing of the transaction contemplated by the October Purchase Agreement, Byborg assigned its rights under the October Purchase Agreement to the Purchaser, and we sold and issued the 14,900,000 shares of Common Stock to the Purchaser at the closing of such transaction on November 5, 2024, resulting in the Purchaser owning over 16% of the outstanding shares of Common Stock as of such date.

Pursuant to the October Purchase Agreement, we also agreed to increase the size of our Board from five to seven directors as of January 1, 2025. As of that date, the Board became obligated to add a new independent director mutually agreed to by us and the Purchaser, and the Purchaser’s right to nominate one individual to serve on the Board went into effect. The Purchaser will retain such right so long as it beneficially owns at least 7,450,000 shares of Common Stock.

On December 14, 2024, we entered into the Additional Purchase Agreement with the Purchaser, relating to the issuance and sale to the Purchaser of 16,956,842 shares of Common Stock at a sale price of $1.50 per share, for an aggregate purchase price of $25,435,263. The last reported sale price of the Company’s Common Stock on Nasdaq on December 13, 2024 was $1.41 per share, resulting in a sale price under the Additional Purchase Agreement that was approximately 6.4% greater than the closing price of the Company’s Common Stock on Nasdaq on the trading day immediately preceding execution of the agreement. The last reported sale price of the Company’s Common Stock on Nasdaq on the Record Date was $[●] per share, or approximately [●]% higher than the closing price of the Company’s Common Stock on Nasdaq as of the Record Date.

The closing of the transactions contemplated by the Additional Purchase Agreement is subject to certain closing conditions, including obtaining stockholder approval of the Nasdaq Proposal in accordance with the applicable rules and regulations of Nasdaq and our organizational documents, in addition to other customary closing conditions.

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On December 14, 2024, we also entered into a License & Management Agreement with Byborg (the “LMA”), pursuant to which Byborg agreed to operate our Playboy Plus, Playboy TV (digital and linear) and Playboy Club businesses and to license the right to use certain of our trademarks and other intellectual property, resulting in Byborg becoming the Company’s most significant licensee based on expected revenue. The LMA has an initial term of fifteen years, with the operations and license rights pursuant to the LMA having commenced as of January 1, 2025, and the possibility for up to nine renewal terms of ten years each, subject to the terms and conditions set forth in the LMA.

Additional Information Regarding the Additional Purchase Agreement

The Additional Purchase Agreement contains certain representations and warranties, covenants and indemnities customary for transactions similar to the transactions contemplated by the Additional Purchase Agreement. The representations, warranties, and covenants contained in the Additional Purchase Agreement were made solely for the benefit of the parties thereto and may be subject to limitations agreed upon by such parties.

Subject to certain exceptions set forth in the Additional Purchase Agreement, neither the Purchaser nor any of its affiliates may transfer any of the Common Stock purchased under the Additional Purchase Agreement to any unaffiliated person until after November 5, 2025, subject to certain exceptions set forth in the Additional Purchase Agreement. The Company also granted certain limited registration rights to the Purchaser for registration after November 5, 2025 of the shares purchased under the Additional Purchase Agreement.

The Additional Purchase Agreement contains customary closing conditions, including obtaining stockholder approval of the Nasdaq Proposal in accordance with the applicable rules and regulations of Nasdaq and our organizational documents.

Reasons for Requesting Stockholder Approval

Our Common Stock is listed on the Nasdaq Global Stock Market, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635(b). Nasdaq Listing Rule 5635(b) requires stockholder approval prior to an issuance of securities when the issuance or potential issuance will result in a “change of control” of a listed company, which for Nasdaq purposes may be deemed to occur when, as a result of an issuance, an investor or a group of investors acquires, or has the right to acquire, 20% or more of the outstanding shares of Common Stock or voting power of the Company and such ownership or voting power would be our largest ownership position.

As of the date of this Proxy Statement, the Purchaser held approximate 15.9% of the Company’s outstanding Common Stock. The total number of shares of Common Stock issuable to the Purchaser under the Additional Purchase Agreement is 16,956,842, which is expected to result in the Purchaser owning approximately 28.8% of the shares of Common Stock then outstanding. The issuance of shares to the Purchaser pursuant to the Additional Purchase Agreement would thus result in the Purchaser owning 20% or more of the outstanding shares of Common Stock and becoming our largest stockholder, which may be deemed a “change of control” for purposes of Nasdaq Listing Rule 5635(b).

However, even if the issuance contemplated by the Additional Purchase Agreement does result in the Purchaser having the largest ownership and voting position in the Company, that fact alone may not be dispositive. Nasdaq ultimately considers all facts and circumstances concerning a transaction to determine if a change of control has occurred, including whether there are any other relationships or agreements between the company and the investor or group (such as the LMA). Stockholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule and does not constitute a “change of control” for purposes of Delaware law, our organizational documents or any other purpose. Accordingly, we are seeking stockholder approval to comply with Nasdaq Listing Rule 5635(b).

Possible Effects If the Nasdaq Proposal Is Approved

If the Nasdaq Proposal is approved by our stockholders, then, subject to the satisfaction of the other conditions set forth in the Additional Purchase Agreement the transactions contemplated thereby may have the following effects:

1.Improved Capital Levels and Reserves. The proceeds we would receive upon closing of the transaction would be substantial and would strengthen our balance sheet, increase our capital levels, and enhance our ability to execute our business plans and pursue opportunities for further growth.

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2.Valuable Investor. We believe the Purchaser’s willingness to invest in us is valuable, particularly given our historic liquidity challenges, and that the Purchaser will be an effective strategic partner in our organization as we focus on reducing costs and improving profitability.

3.Dilution. If approved, the Nasdaq Proposal would result in the issuance of shares of Common Stock. As a result, our existing stockholders would own a smaller percentage of our outstanding shares of Common Stock and, accordingly, a smaller percentage interest in the voting power and liquidation value of the shares of Common Stock. Moreover, the approval of the Nasdaq Proposal would not limit our ability to engage in additional issuances of shares of Common Stock (or securities convertible into or exercisable or exchangeable for shares of Common Stock) for capital-raising or other purposes in the future, subject to compliance with Nasdaq Listing Rules and other applicable laws or regulations. As a result, our stockholders could experience further dilution from such additional transactions we may pursue in the future.

4.Market Effects. Under the terms of the Additional Purchase Agreement, we will be required to provide limited registration rights to the Purchaser. Sales in the public market of the Common Stock could adversely affect the prevailing market price of the Common Stock and impair our ability to raise capital in future equity financings.

5.Concentration of Ownership and Influence. The concentration of ownership resulting from the transactions contemplated under the Additional Purchase Agreement with the Purchaser is significant and could have various implications for the Company and its stockholders, including when considered with the Company’s LMA with the Purchaser’s parent company. A total of 16,956,842 shares of Common Stock, at a sale price of $1.50 per share, will be issued to the Purchaser in connection with the closing, which is expected to result in the Purchaser having a pro forma beneficial ownership of approximately 28.8% of the Company’s shares of Common Stock then outstanding immediately following such issuance, assuming that no shares have been disposed of by the Purchaser and that no other shares are acquired by the Purchaser or its affiliates. Such ownership would become the largest ownership and voting position in the Company. Such a concentration of ownership could potentially adversely affect the prevailing market price and liquidity for shares of our Common Stock.

With a substantial ownership and voting position (which would be increased by the issuance of the shares pursuant to the Additional Purchase Agreement), a seat on the Board pursuant to the October Purchase Agreement and the importance of the LMA to the Company, the Purchaser and its affiliates have considerable influence over the Company’s operations and strategic direction, including by being able to exert substantial control over matters requiring stockholder approval such as the election of directors, mergers, acquisitions, and other significant corporate transactions. This concentration of voting power could effectively limit the ability of other stockholders to influence corporate decisions, even those that might otherwise be more strongly contested.

Furthermore, the substantial ownership position held by the Purchaser and its affiliates could lead to potential conflicts of interest. The Purchaser’s interests may not necessarily align with interests of the broader base of stockholders and the Purchaser could use its ownership and voting position to influence the governance and strategic direction of the Company. In situations where the interests of the Purchaser diverge from those of other stockholders, the latter may find their interests subordinated, which could impact the overall governance and strategic direction of the Company.

The concentration of ownership in the Company by the Purchaser could adversely affect the market price and liquidity of the Company’s Common Stock. A stockholder with a significant stake could influence the market perception of the Company’s Common Stock, potentially leading to greater volatility in its trading price. Additionally, the potential for the Purchaser to exercise additional control could deter some investors, which may reduce the overall demand for our Common Stock and impact its liquidity. Stockholders might also find it more difficult to sell their shares at favorable prices, particularly in the event of significant market movements.

The concentration of ownership in the Company by the Purchaser and its affiliates could impact our ability to raise additional capital through future equity financing transactions if potential investors may be wary of investing in a company where a single stockholder holds a substantial interest. This could make it more difficult to raise additional capital through equity offerings or necessitate offering new securities at a discount to attract additional investors, which could increase our cost of capital and limit our financial flexibility in pursuing future growth opportunities.

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In sum, while the Additional Purchase Agreement provides important capital for the Company, it also further expands a significant concentration of ownership and voting power in the Purchaser and its affiliates, which could have both positive and negative implications for the Company. Stockholders should carefully consider these potential effects when evaluating the impact of the Additional Purchase Agreement and determining whether to vote to approve the Nasdaq Proposal.

Possible Effects If the Nasdaq Proposal Is Not Approved

If the Nasdaq Proposal is not approved by our stockholders, several significant consequences could follow, which could actually and materially affect the Company’s financial stability and future operations:

1.Termination of Purchaser’s Obligations. In accordance with the Additional Purchase Agreement, failure to obtain stockholder approval for the Nasdaq Proposal would release the Purchaser from any obligation to consummate the transactions contemplated by the Additional Purchase Agreement. This means that we would lose a critical source of anticipated funding. The lack of this funding could jeopardize our operational initiatives and/or debt service that otherwise might be possible from the infusion of capital.

2.Adverse Impact on Liquidity. Without the completion of the transactions associated with the Nasdaq Proposal, our liquidity and capital resources could become strained. The absence of these funds could force the Company to reassess its financial strategy. We would likely need to conserve cash, potentially reducing or delaying key expenditures, which could slow down growth or even result in the scaling back of some operations.

3.Need for Alternative Financing. If the Nasdaq Proposal is not approved, we may need to seek alternative sources of financing to meet our operational and strategic needs. This might involve exploring other equity or new debt financing options. However, there is no assurance that such financing would be available on commercially reasonable terms, or that it would be available at all. The inability to secure alternative financing could place the Company at a competitive disadvantage, limit its ability to capitalize on growth opportunities, and potentially lead to financial distress.

4.Potential Dilution and Cost of Capital. If alternative equity financing is pursued, it may involve issuing shares at a lower price than anticipated in the intended transaction with the Purchaser, resulting in greater dilution to existing stockholders. Furthermore, any debt financing secured in place of the anticipated equity investment may come with higher interest rates or more restrictive covenants, which could increase the Company’s cost of capital and restrict its operational flexibility.

5.Impact on Nasdaq Listing. Failure to approve the Nasdaq Proposal may have implications for the Company’s ability to maintain its listing on the Nasdaq Stock Market. The Company could struggle to meet the continued listing requirements if the Nasdaq Proposal is not approved and that causes our stock price to decline, which could ultimately result in delisting. A delisting would likely have a negative impact on the liquidity of our stock and could significantly reduce the market price of our shares, making it more challenging to raise capital in the future.

Overall, the non-approval of the Nasdaq Proposal could have far-reaching negative consequences for the Company, affecting not only its immediate financial health but also its long-term strategic positioning and ability to grow and compete effectively in the market. It is crucial for stockholders to consider these potential outcomes when deciding how to vote on the proposal.

The Nasdaq Proposal is not dependent on the Share Increase Proposal nor the Name Change Proposal, and the approval of one such proposal will not affect the approval of any other such proposal. The Nasdaq Proposal may be approved by stockholders even if they do not approve the Share Increase Proposal or the Name Change Proposal.

Securities Law Matters

The Nasdaq Proposal, together with the other disclosures contained in this Proxy Statement, is neither an offer to sell nor a solicitation of an offer to buy any of our securities. The issuance and sale of the securities pursuant to the Additional Purchase Agreement to the Purchaser will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act.

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No Appraisal Rights

Under applicable Delaware law, our stockholders are not entitled to appraisal rights with respect to the proposed issuance and sale of the shares of Common Stock pursuant to the Additional Purchase Agreement, and we will not independently provide stockholders with any such rights.
Vote Required
The affirmative vote of the holders of a majority of the votes cast either virtually during the Annual Meeting or represented by proxy at the Annual Meeting will be required to approve the Nasdaq Proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NASDAQ PROPOSAL (PROPOSAL NO. 2).

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PROPOSAL NO. 3 — THE SHARE INCREASE PROPOSAL

On April 16, 2025, the Board unanimously approved, and recommends that our stockholders approve, an amendment to our Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 150,000,000 to 400,000,000. If approved by our stockholders, the Share Increase Proposal would be effected by the filing of a Certificate of Amendment of our Charter (the “Share Increase Amendment”) with the Secretary of State of the State of Delaware. As the Charter currently requires any amendment of the Charter to be approved by two-thirds of the outstanding shares of Common Stock, we are obligated to seek approval from our stockholders for the Share Increase Proposal. We believe the increase in authorized shares of Common Stock is needed to prudently manage our business affairs and provide flexibility for corporate actions in the future. The Share Increase Amendment would not affect the number of authorized shares of preferred stock, which will remain the same at 5,000,000.

The increase in the number of authorized shares of Common Stock would provide us with important flexibility to use shares of Common Stock for the following purposes:

•Corporate finance, including but not limited to issuing Common Stock in connection with conversions of our outstanding shares of Series B Convertible Preferred Stock;
•Corporate transactions, including but not limited to business development;
•Equity compensation; and/or
•Other general corporate actions for which issuances of Common Stock may be necessary and/or appropriate.

By significantly increasing the number of authorized shares of Common Stock pursuant to the Share Increase Proposal, we seek to avoid the delay and expense that would be associated with holding a special meeting of our stockholders to obtain stockholder approval each time the Company has a need to issue additional shares of Common Stock. If we were to delay seeking stockholder approval of an authorized share increase until such time, the resulting delay and expense of obtaining stockholder approval could impair our ability to meet our objectives and have an adverse effect on the potential transaction, our results of operations and liquidity.

If our stockholders approve this Share Increase Proposal, we will amend and restate the first two sentences of paragraph A of the Charter’s Article “FOURTH” to read as follows:

“FOURTH: A. Classes of Stock. The total number of shares that the Corporation shall have authority to issue is 405,000,000 shares, which shall be divided into two classes of stock to be designated “Common Stock” and “Preferred Stock”. The total number of shares of Common Stock that the Corporation is authorized to issue is 400,000,000 shares, par value $0.0001 per share.”

This proposal describes the material terms of the proposed Share Increase Amendment of the Charter and is qualified in its entirety by reference to the complete text of the form of Certificate of Amendment of the Charter, which is attached as Appendix A to this Proxy Statement and incorporated herein by reference. You are strongly encouraged to read the actual text of the Share Increase Amendment contained within the Certificate of Amendment of the Charter. The proposed Share Increase Amendment is subject to revision for such changes as may be required by the Delaware Secretary of State and any other changes consistent with this proposal that we may deem necessary or appropriate.

Issued Common Stock and Available Reserves

Our Charter currently authorizes us to issue up to 150,000,000 shares of our Common Stock. As of the Record Date, we had 96,190,893 shares of Common Stock that were issued (inclusive of treasury shares), of which 93,940,964 were outstanding and 2,249,929 shares that were held by us as treasury shares. As of the Record Date, we also had 55,976,416 shares that were reserved for future issuance. Shares of Common Stock reserved for future issuance as of that date included:

•16,956,842 shares for the closing of the transactions pursuant to the Additional Purchase Agreement and the Nasdaq Proposal;
•19,128,362 shares for the conversion of the Company’s Series B Convertible Preferred Stock;

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•9,554,140 shares for the Company’s at-the-market offering;
•4,887,508 shares available for grant under the Company’s 2021 Plan;
•1,997,466 shares for options issued and outstanding under the Company’s equity incentive plans;
•3,033,961 shares for unvested outstanding RSUs;
•169,021 shares for unvested outstanding PSUs; and
•249,116 shares which may be issuable in connection with a prior acquisition of the Company.

As a result, as of the Record Date, we had only 82,620 shares of Common Stock available for future issuance that were not reserved for other purposes. The Board believes this amount is insufficient given the Company’s future financing requirements and other potential future corporate actions, none of which are currently identified, except as set forth above.

Reasons for the Proposal

Our Board is recommending the increase in the number of authorized shares of our Common Stock because we lack sufficient shares for corporate finance, business development, equity compensation and other general corporate purposes. Since the Company went public in February 2021, nearly all of its 150,000,000 authorized shares of Common Stock have been issued or reserved for issuance in connection with corporate transactions, financing transactions and equity compensation. The Share Increase Amendment accordingly reflects an aggregate increase of 250,000,000 shares of our authorized Common Stock so that sufficient shares are available to the Company for such purposes in the future without having to go through the delay and expense of obtaining further stockholder approvals in the near future.

We and our Board believe that it is advisable and in our and our stockholders’ best interests, and critical to our long-term success, to increase the number of authorized shares of our Common Stock. If approved, the Share Increase Amendment will authorize additional shares of our Common Stock that we believe are needed to prudently manage our business affairs and provide flexibility for future corporate finance, business development, equity compensation and other general corporate purposes. If the Share Increase Amendment is not approved, the Company may be unable to engage in future transactions which require the issuance of Common Stock or have sufficient shares available for the automatic increase in authorized shares under the 2021 Plan.

Use of Shares for Corporate Finance Purposes

The Share Increase Amendment is necessary for future corporate liquidity, including the ability to issue equity or equity-linked securities in financing transactions, including pursuant to the Additional Purchase Agreement and our Series B Convertible Preferred Stock. We are obligated to at all times reserve and keep available authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series B Convertible Preferred Stock.

We have reserved 16,956,842 shares of Common Stock for sale and issuance pursuant to the Additional Purchase Agreement, in the event the Nasdaq Proposal is approved by stockholders. If such approval is obtained at the Annual Meeting, all 16,956,842 shares will be sold to the Purchaser at a price of $1.50 per share, for total proceeds to the Company of $25,435,263. If the Nasdaq Proposal is not approved, and we are unable to close the sale of such shares pursuant to the Additional Purchase Agreement, then it is likely the Additional Purchase Agreement would be terminated and all such shares would no longer need to be reserved by us and could return to our available shares. However, the return of such shares to our available shares without an increase in our total authorized Common Stock is not expected to be sufficient for our future corporate financing needs.

We have also reserved 19,128,362 shares of Common Stock for conversion of our Series B Convertible Preferred Stock, with such number of reserved shares representing the maximum number of shares of Common Stock which the Series B Convertible Preferred Stock outstanding as of the Record Date could be converted into at the end of the term of the Series B Convertible Preferred Stock, assuming that all dividends accrue in-kind through the maturity of the Series B Convertible Preferred Stock, the minimum conversion price of $1.50 per share of Common Stock, and the outstanding Series B Convertible Preferred Stock are converted by the Company in full on one occasion and any fractional shares of Common Stock otherwise issuable to the holders of the Series B Convertible Preferred Stock thereupon are rounded up to the nearest whole share.

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If for any reason we cannot convert the outstanding Series B Convertible Preferred Stock into shares of our Common Stock and are obligated to repay the Series B Convertible Preferred Stock using our available cash at maturity, we will have less cash to invest in and grow our business. The use of cash to repay the Series B Convertible Preferred Stock at maturity also could have an adverse effect on our overall liquidity and financial condition. In the event of any liquidity constraint, we could be required to sell shares of our Common Stock to generate capital for repayment of debt and general corporate purposes. To do so, we would need to have sufficient shares of authorized and unreserved shares of Common Stock available. We and our Board therefore believe that it is advisable and in our and our stockholders’ best interests, and critical to our long-term success, for our stockholders to approve this Share Increase Proposal.

Furthermore, at maturity, we may not have enough available cash, our ability to use cash could be restricted by law, regulation or other agreements governing future indebtedness, and we may not be able to obtain additional financing on commercially reasonable terms, or at all. Our inability to redeem the Series B Convertible Preferred Stock when it matures would be a default under the Certificate of Designation for the Series B Convertible Preferred Stock and potentially cause a cross-default under other agreements and instruments, leading to the exercise of applicable remedies against us and further straining our liquidity.

Use of Shares for Business Development

If the Share Increase Amendment is not approved by our stockholders, we would not have sufficient shares to pursue potential partnering transactions, mergers or acquisitions or financing or other transactions for which equity or equity-linked securities could be used as consideration. We intend to be opportunistic in pursuing transactions that will enable us to grow and improve our financial results, and the potential need to obtain stockholder approval to facilitate such a transaction could delay or prevent our ability to proceed in a particular situation.

Use of Shares for Equity Compensation

If approved, the Share Increase Amendment will authorize additional shares of Common Stock that we may potentially use for future grants under our existing or future equity compensation programs. Equity awards, as part of an overall compensation package, are important to attracting, retaining, and motivating qualified employees and directors. Equity compensation is a key component of our compensation philosophy and provides our directors, executive officers and other employees with compensation that has a strong link to our long-term performance, creates an ownership culture, generally aligns the interests of our directors and employees with the interests of our stockholders, and allows us to assemble competitive compensation packages while preserving cash. If the Share Increase Amendment is not approved it may limit our ability to make equity awards to current and future directors and employees, which may adversely affect our business prospects.

Use of Shares for General Corporate Purposes

If approved, we may also use the increase in the number of authorized shares for a variety of other corporate purposes as the Board deems appropriate. Approval of the Share Increase Amendment would provide us with greater flexibility to consider and respond to future opportunities and needs as they arise.

Potential Effects of the Authorized Share Amendment

The additional shares of Common Stock proposed to be authorized under the Share Increase Proposal would have rights identical to our currently outstanding shares of Common Stock. Stockholders will have no subscription, preferential or preemptive rights with respect to additional shares of Common Stock proposed to be authorized for issuance, nor will they have cumulative voting rights. Accordingly, any future issuance of Common Stock may dilute such stockholders’ holdings of Common Stock as a percentage of shares outstanding to the extent stockholders do not otherwise maintain their percentage interest. Further, if current stockholders of the Company do not purchase shares to maintain their respective percentage interests, their voting power will be diluted.

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Also, the proposed Share Increase Amendment could, under certain circumstances, have an anti-takeover effect, although that is not our or our Board’s intention with Share Increase Proposal. For example, in the event of a hostile attempt to take control of the Company, it may be possible for us to impede the attempt by issuing shares of our Common Stock, which would dilute the voting power of the other outstanding shares and increase the potential cost to acquire control of the Company. The proposed Share Increase Amendment therefore may have the effect of discouraging unsolicited takeover attempts, potentially limiting the opportunity for our stockholders to dispose of their shares at a premium, which is often offered in takeover attempts, or that may be available under a merger proposal. However, this Share Increase Proposal has been presented with the intention that it be utilized for the corporate finance, business development, equity compensation and general corporate considerations described above and not as an anti-takeover mechanism.

Effectiveness of the Share Increase Amendment

If the proposed Share Increase Amendment is approved and adopted by the stockholders at the Annual Meeting, it will become effective upon the filing of the Certificate of Amendment of the Charter with the Secretary of State of the State of Delaware. We expect to file the Certificate of Amendment of the Charter promptly following the conclusion of the Annual Meeting. The Share Increase Proposal is not dependent on the Nasdaq Proposal nor the Name Change Proposal, and the approval of one such proposal will not affect the approval of any other such proposal. The Share Increase Proposal may be approved by stockholders even if they do not approve the Nasdaq Proposal or the Name Change Proposal.

Vote Required

Due to the terms of our Charter, the affirmative vote of the holders of at least two-thirds (66⅔%) of the Company’s outstanding shares of Common Stock entitled to vote is required to approve this proposal. The total number of votes cast “FOR” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve this proposal. Abstentions and broker non-votes will have the same effect as votes “against” this proposal because of the approval required by two-thirds of outstanding shares.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE SHARE INCREASE PROPOSAL (PROPOSAL NO. 3).

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PROPOSAL NO. 4 — THE NAME CHANGE PROPOSAL
On April 16, 2025, the Board unanimously approved, subject to stockholder approval, an amendment of the Company’s Charter to change the Company’s corporate name from “PLBY Group, Inc.” to “Playboy, Inc.” (the “Name Change Amendment”). Subject to stockholder approval, Article I of our Charter will be amended and restated in its entirety as shown on Appendix A to this Proxy Statement. The Board believes the Name Change Amendment is advisable and in the best interests of the Company and its stockholders, and recommends to our stockholders the approval and adoption of the Name Change Amendment and the resulting change of the corporate name of the Company.

Reason for the Name Change Amendment

The Name Change Amendment and the resulting corporate name change of the Company are deemed necessary to more accurately reflect our current and future business activities. The Playboy brand is our most well-known brand and is the Company’s most significant single asset. Our flagship Playboy brand is the basis for our largest licensing arrangement with Byborg and will be the focus for further expansion of our licensing business. Our strategic objectives, including our focus on Playboy-branded businesses, is more fully described in Item 1, “Business”, of our Annual Report on Form 10-K for the year ended December 31, 2024. To continue advancement of our strategy, better position the public’s perception of the Company and align the Company’s corporate name with the current and future nature of our business operations, the Board believes it is in the best interest of the Company and its stockholders to adopt the Name Change Amendment.

While stockholder approval is generally not required for a corporate name change by a Delaware corporation, the terms of our Charter require us to obtain the approval of at least 66⅔% of the voting power of the stockholders of record as of the Record Date entitled to vote to amend our Charter, including with respect to the Name Change Amendment.

Effects of the Name Change Amendment

If approved, the Name Change Amendment will become effective upon its filing with the Secretary of State of the State of Delaware, which will occur as soon as reasonably practicable in the Board’s sole discretion following the Annual Meeting. If the Name Change Amendment becomes effective, the rights of stockholders will remain unchanged, as none of the outstanding shares of the Company’s Common Stock are currently certificated. The Name Change Amendment and resulting change of corporate name of the Company will not affect the validity or transferability of any currently outstanding shares of Common Stock nor will it be necessary for stockholders to surrender or exchange any shares they currently hold as a result of the Name Change Amendment. Should any new stock certificates be issued by the Company after the Name Change Amendment becomes effective, they will bear the name, “Playboy, Inc.”

The Name Change Amendment and resulting change of the Company’s corporate name will not affect our Nasdaq trading symbol, which will continue to be “PLBY”. If the Name Change Amendment is not approved by the stockholders, the proposed amendment to our Charter, as amended, will not be made and our name will remain unchanged as PLBY Group, Inc. The Name Change Proposal is also not dependent on the Nasdaq Proposal nor the Share Increase Proposal, and the approval of one such proposal will not affect the approval of any other such proposal. The Name Change Proposal may be approved by stockholders even if they do not approve the Nasdaq Proposal or the Share Increase Proposal.

Vote Required

Due to the terms of our Charter, the affirmative vote of the holders of at least two-thirds (66⅔%) of the Company’s outstanding shares of Common Stock entitled to vote is required to approve this proposal. The total number of votes cast “FOR” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve this proposal. Abstentions and broker non-votes will have the same effect as votes “against” this proposal because of the approval required by two-thirds of outstanding shares.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE NAME CHANGE PROPOSAL (PROPOSAL NO. 4).

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PROPOSAL NO. 5 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has selected BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. BDO has been engaged by us since July 6, 2021. Representatives of BDO are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of BDO as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of BDO to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain BDO. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and our stockholders’ best interests.

Vote Required

The affirmative vote of the holders of a majority of the votes cast either virtually during the Annual Meeting or represented by proxy at the Annual Meeting will be required to ratify the selection of BDO for our fiscal year ending December 31, 2025. Abstentions will not be counted as votes cast on this proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

THE BOARD AND THE AUDIT COMMITTEE UNANIMOUSLY RECOMMEND A VOTE “FOR” RATIFICATION OF BDO AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL NO. 5).

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PROPOSAL NO. 6 — NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

In our proxy statement for the 2022 annual meeting of stockholders, the Board recommended that a non-binding advisory vote on the compensation of our named executive officers be held every year by our stockholders. In accordance with such recommendation, our stockholders at our 2022 annual meeting approved, on a non-binding advisory basis, the holding of a non-binding advisory vote on the compensation of our named executive officers every year.

In accordance with Section 14A of the Exchange Act and the related rules of the SEC, we are seeking a non-binding advisory vote from our stockholders to approve the compensation paid to our NEOs as disclosed in this Proxy Statement. Stockholders are being asked to approve the following resolution at the Annual Meeting:

RESOLVED, that the stockholders of PLBY Group, Inc. (the “Company”) hereby APPROVE, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s Proxy Statement for its 2025 Annual Meeting of Stockholders (including the compensation tables and related narrative discussion therein).
As described more fully in the Executive Compensation section of this Proxy Statement, the compensation program for our executive officers is guided by several key principles, including attraction, retention and motivation of executive officers over the long-term, recognition of individual and company-wide performance, and creation of stockholder value by aligning the interests of management and our stockholders through equity incentives. We urge stockholders to read the Executive Compensation section, including the compensation tables and related narrative discussion therein, and the other sections of this Proxy Statement for a more detailed discussion of our compensation programs and processes, policies related thereto, the compensation-related actions taken in fiscal year 2024 and the compensation paid to our NEOs.

Vote Required
The affirmative vote of the holders of a majority of the votes cast either virtually during the Annual Meeting or represented by proxy at the Annual Meeting will be required for approval of Proposal No. 6. Abstentions will not be counted as votes cast on this proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY APPROVAL OF OUR NAMED EXECUTIVE OFFICER COMPENSATION (PROPOSAL NO. 6).

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PROPOSAL NO. 7 — THE ADJOURNMENT PROPOSAL
As permitted by our Bylaws, the Board has recommended that you approve a proposal to adjourn the Annual Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Nasdaq Proposal, the Share Increase Proposal or the Name Change Proposal at the time of the Annual Meeting. If stockholders approve this proposal, we can adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders that have previously returned properly signed proxies voting against the Nasdaq Proposal, the Share Increase Proposal and the Name Change Proposal. Among other things, approval of the proposal to adjourn the Annual Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Nasdaq Proposal, the Share Increase Proposal or the Name Change Proposal at the time of the Annual Meeting could mean that, even if we received proxies representing a sufficient number of votes against the Nasdaq Proposal, the Share Increase Proposal or the Name Change Proposal such that the proposals would be defeated, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince the holders of those shares to change their votes to vote in favor of the proposals. Additionally, we may seek stockholder approval to adjourn the Annual Meeting if a quorum is not present. Finally, pursuant to our Bylaws, the chairperson of the Annual Meeting is permitted by our Bylaws to adjourn the Annual Meeting even if our stockholders have not approved this proposal.

No Appraisal Rights

Under applicable Delaware law, our stockholders are not entitled to appraisal rights with respect to the adjournment vote, and we will not independently provide stockholders with any such rights.

Vote Required

The affirmative vote of the holders of a majority of the votes cast either virtually during the Annual Meeting or represented by proxy at the Annual Meeting will be required to approve the Adjournment Proposal. Abstentions will not be counted as votes cast on this proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL (PROPOSAL NO. 7).

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WHERE TO GET ADDITIONAL INFORMATION
As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements, and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of that website is https://www.plbygroup.com/investors/sec-filings.

COST OF PROXY STATEMENT AND SOLICITATION
We will bear the cost of preparing and distributing this Proxy Statement and the solicitation of proxies on behalf of the Board. In addition to the use of the mail, proxies may be solicited by us personally, by telephone, or by similar means. None of our directors, officers, or employees will be specifically compensated for those activities.
We will also reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons holding our shares in their names, or in the names of nominees, at approved rates for their reasonable expenses in forwarding proxy materials to beneficial owners of securities held of record by them and obtaining their proxies. In addition, we have retained Okapi to assist us in the solicitation of proxies for a fee of $12,500 plus out-of-pocket expenses and certain other potential solicitation and related expenses, and we will indemnify Okapi with respect to information provided by us to Okapi. You may contact Okapi as set forth below:
Okapi Partners, LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720
Stockholder and All Others Call Toll-Free: (855) 208-8902
E-mail: info@okapipartners.com

STOCKHOLDER COMMUNICATIONS
General. We provide an informal process for stockholders to send communications to our Board and its members. Stockholders who wish to contact the Board or any of its members may do so by writing to PLBY Group, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024. At the direction of the Board, all mail received will be opened and screened for security purposes. Correspondence directed to an individual Board member is referred to that member. Correspondence not directed to a particular Board member is referred to our Secretary, Chris Riley, care of PLBY Group, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024.
Submission of Stockholder Proposals and Director Nominations for 2026 Annual Meeting. In accordance with SEC Rule 14a-8, stockholders who intend to have a proposal considered for inclusion in our notice of meeting, proxy statement and proxy relating to our 2026 annual meeting of stockholders must submit the proposal or director nomination to us no later than December 31, 2025. In accordance with our Bylaws, for a proposal or director nomination to be brought before the 2026 annual meeting of stockholders, a stockholder’s notice of the proposal or director nomination that the shareholder wishes to present must be delivered to Secretary, Chris Riley, care of PLBY Group, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024 not less than 90 nor more than 120 days prior to the first anniversary of the 2025 Annual Meeting. Accordingly, any notice given pursuant to our Bylaws, and outside the process of Rule 14a-8, must be received no earlier than February 16, 2026 and no later than March 18, 2026. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal or director nomination that does not comply with these and other applicable requirements.

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In addition to satisfying the foregoing requirements, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to us that sets forth the information required by Rule 14a-19 under the Exchange Act, with such notice being postmarked or transmitted electronically to our Secretary, Chris Riley, care of PLBY Group, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024. To the extent that any information required by Rule 14a-19 is not required under our Bylaws to be included with your notice, we must receive such additional information by April 17, 2026.

OTHER BUSINESS

Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote on the Internet as instructed in the Notice of Internet Availability that is mailed to you, by calling the toll-free telephone number 1-800-690-6903 and following the recorded instructions, or by proxy by mail, if you request a printed proxy card, to ensure your vote is counted.

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FORM OF PROXY CARD

The form of proxy card for the Annual Meeting is set forth below. Actual proxy cards will be provided to those stockholders of record as of the Record Date who request to receive paper copies of these materials by mail.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 15, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

DURING THE MEETING - Go to **www.virtualshareholdermeeting.com/PLBY2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 15, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V73692-P32159 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLBY GROUP, INC.

The Board of Directors recommends you vote FOR the election of all director nominees and FOR all of the following proposals:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number (01 or 02) of the nominee(s) on the line below.

____

Nominees:

01) Juliana F. Hill
02) György Gattyán

		For	Against	Abstain
2.	Approve, for purposes of Nasdaq Listing Rule 5635(b), the issuance by PLBY Group, Inc. of 16,956,842 shares of its common stock, par value $0.0001 per share, at a sale price of $1.50 per share, to The Million S.a.r.l., pursuant to the terms of the Securities Purchase Agreement, dated December 14, 2024, by and between PLBY Group, Inc. and The Million S.a.r.l.	☐	☐	☐
3.	Approve an amendment to PLBY Group, Inc.'s Second Amended and Restated Certificate of Incorporation (the "Charter") to increase PLBY Group, Inc.'s number of authorized shares of common stock from 150,000,000 to 400,000,000.	☐	☐	☐
4.	Approve an amendment to the Charter to change PLBY Group, Inc.'s name to "Playboy, Inc."	☐	☐	☐
5.	Ratify the appointment of BDO USA, P.C. as PLBY Group, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐
6.	An advisory, non-binding vote to approve the compensation of PLBY Group, Inc.'s named executive officers.	☐	☐	☐
7.	Approve the adjournment of the Annual Meeting, if necessary or appropriate, to continue to solicit votes in favor of Proposals 2, 3 and/or 4 above.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the PLBY Group, Inc. 2025 Annual Meeting of Stockholders to be held virtually on June 16, 2025 at www.virtualshareholdermeeting.com/PLBY2025:

The Annual Report, Meeting Notice and Proxy Statement and Form of Proxy are available at www.proxyvote.com.

V73693-P32159

PLBY GROUP, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 16, 2025 1:00 P.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoint(s) Chris Riley and Marc Crossman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as indicated on the reverse side of this proxy card, all of the shares of Common Stock of PLBY GROUP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 p.m. Eastern Time, on June 16, 2025, virtually at www.virtualshareholdermeeting.com/PLBY2025, and any adjournment or postponement thereof.

To ensure timely receipt of your vote and to help the Company reduce costs, you are encouraged to submit your voting instructions online or by telephone. Follow the instructions on the reverse side of this card.

If you choose to vote by mail, mark, sign and date this proxy card and return it as instructed on the reverse side of this card.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment thereof.

Continued and to be signed on reverse side

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APPENDIX A — CERTIFICATE OF AMENDMENT

FORM OF
CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
PLBY GROUP, INC.
_______________________________________________________

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

PLBY Group, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (“DGCL”), hereby certifies as follows:

1.The name of the corporation is PLBY Group, Inc (the “Corporation”). The original Certificate of Incorporation of the Corporation (the “Original Certificate of Incorporation”) was filed in the Office of the Secretary of State of the State of Delaware on November 12, 2019, the Amended and Restated Certificate of Incorporation of the Corporation (the “First A&R Certificate of Incorporation”), amending and restating the Original Certificate of Incorporation in its entirety, was filed in the Office of the Secretary of State of the State of Delaware on June 4, 2020, and the Second Amended and Restated Certificate of Incorporation of the Corporation (the “Second A&R Certificate of Incorporation”), amending and restating the First A&R Certificate of Incorporation in its entirety, was filed in the Office of the Secretary of State of the State of Delaware on February 10, 2021.

2.That at a meeting of the Corporation’s board of directors, resolutions setting forth amendments to the Corporation’s Second A&R Certificate of Incorporation, relating to changing the name of the Corporation and increasing the number of shares of authorized common stock of the Corporation from 150,000,000 to 400,000,000, were declared advisable and duly adopted by the Corporation’s board of directors, which also called a meeting of the stockholders of the Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that the Second A&R Certificate of Incorporation of the Corporation be amended by changing Article “FIRST” thereof so that, as amended, said Article “FIRST” shall be and read, in its entirety, as follows:

“FIRST: The name of the corporation is “Playboy, Inc.” (herein after called the “Corporation”).”

RESOLVED, that the Second A&R Certificate of Incorporation of the Corporation be amended by changing Article “FOURTH” thereof so that, as amended, the first two sentences of paragraph A of said Article “FOURTH” shall be and read as follows:

“FOURTH: A. Classes of Stock. The total number of shares that the Corporation shall have authority to issue is 405,000,000 shares, which shall be divided into two classes of stock to be designated “Common Stock” and “Preferred Stock”. The total number of shares of Common Stock that the Corporation is authorized to issue is 400,000,000 shares, par value $0.0001 per share.”

3.That thereafter, pursuant to resolutions of the Corporation’s board of directors, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendments above.

4.That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

5.This Certificate of Amendment of the Certificate of Incorporation of the Corporation shall be effective upon filing.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by [________], its duly authorized officer on this [__] day of June, 2025.

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